Franklin
Templeton
Money Fund II


PROSPECTUS      November 1, 1995


777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777     1-800/DIAL BEN





Franklin Templeton Money Fund II (the "Fund") is an open-end, diversified series of the Franklin Templeton Money Fund Trust (the "Trust"), a management investment company. The Fund seeks to achieve:

                       * HIGH CURRENT INCOME * LIQUIDITY

                             * CAPITAL PRESERVATION

THE FUND, UNLIKE MOST FUNDS WHICH INVEST DIRECTLY IN SECURITIES, SEEKS TO ACHIEVE ITS OBJECTIVE BY INVESTING ALL OF ITS ASSETS IN THE SHARES OF THE MONEY MARKET PORTFOLIO (THE "PORTFOLIO"), A SEPARATE SERIES OF THE MONEY MARKET PORTFOLIOS ("MONEY MARKET"), WHOSE INVESTMENT OBJECTIVE IS THE SAME AS THAT OF THE FUND.

The Portfolio in turn invests primarily in various money market instruments which the Board of Trustees of Money Market has determined present minimal credit risks and which are, as required by federal securities laws, rated in one of the two highest rating categories as determined by nationally recognized statistical rating organizations ("NRSRO"), or which are unrated and of comparable quality, with remaining maturities of 397 calendar days or less. Such instruments may include United States ("U.S.") government and federal agency obligations, certificates of deposit, bankers' acceptances, time deposits of major financial institutions, high grade commercial paper, high grade short-term corporate obligations, taxable municipal securities, repurchase agreements secured by U.S. government securities and U.S. dollar-denominated foreign securities as described under "Investment Objective and Policies of the Fund."

This Prospectus is intended to set forth in a clear and concise manner information about the Fund that a prospective investor should know before investing. After reading the Prospectus, it should be retained for future reference; it contains information about the purchase and sale of shares and other items which a prospective investor will find useful to have.

AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

A Statement of Additional Information ("SAI") concerning the Fund, dated November 1, 1995, as may be amended from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. A copy is available without charge from the Fund or the Fund's principal underwriter, Franklin/Templeton Distributors, Inc.
("Distributors"), at the address or telephone number shown above.

This Prospectus is not an offering of the securities herein described in any state in which the offering is not authorized. No sales representative, dealer, or other person is authorized to give any information or make any representations other than those contained in this Prospectus. Further information may be obtained from the underwriter.

Contents                                Page

Expense Table...........................   2

Financial Highlights....................   4

About the Fund..........................   5

Investment Objective and
 Policies of the Fund...................   5

Investment Risk Considerations..........  11

Administration of the Fund..............  11

Distributions to Shareholders...........  13

Taxation of the Fund
 and Its Shareholders...................  14

How to Buy Shares of the Fund...........  14

How to Sell Shares of the Fund..........  16

Other Programs and Privileges
 Available to Fund Shareholders.........  20



Purchasing Shares of the Fund in
 Connection with Retirement Plans
Involving Tax-Deferred Investments......  22

Exchange Privilege......................  22

Telephone Transactions..................  25

Valuation of Fund Shares................  26

How to Get Information
 Regarding an Investment in the Fund....  26

Performance.............................  27

General Information.....................  27

Account Registrations...................  29

Important Notice Regarding
 Taxpayer IRS Certifications............  29


Expense Table



The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly in connection with an investment in the Fund. These figures are based on aggregate annualized operating expenses of the Fund and the Fund's proportionate share of the Portfolio's expenses, except for "Other Expenses of the Fund," which are based on estimated amounts for the Fund's current fiscal period. Such expenses for the Portfolio reflect aggregate operating expenses, before fee waivers and expense reductions, for the Portfolio's fiscal year ended June 30, 1995.


Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases...................   NONE+
Deferred Sales Charge.......................................  1.00%+
Exchange Fee (per transaction).............................. $5.00*
Annual Fund Operating Expenses
 (as a percentage of average net assets)
Management and Administration Fees..........................  0.61%**
12b-1 Fees..................................................  0.65%++
Other Expenses of the Fund and Portfolio....................  0.41%
Total Operating Expenses....................................  1.67%**



+Shares redeemed within a "contingency period" of 18 months of the calendar month of such investments are subject to a 1% contingent deferred sales charge. See "How to Sell Shares of the Fund - Contingent Deferred Sales Charge" for more information.

*A $5.00 fee is imposed only on Timing Accounts, as described under "Exchange Privilege." All other exchanges are processed without a fee.

**Includes management fees of the Portfolio of 0.15% and administration fees for the Fund of 0.46%. However, the investment manager of the Portfolio agreed in advance to waive a portion of its management fees. With this reduction, management fees were 0.14% of the average net assets of the Portfolio. Total operating expenses of the Fund, including expenses of the Portfolio, with this reduction equal 1.66% of the Fund's average net assets.

++Consistent with National Association of Securities Dealers, Inc.'s rules, it is possible that the Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charges permitted under those same rules. No Rule 12b-1 fees were paid to Distributors or others for the period ended June 30, 1995. The above table reflects the maximum amount allowed by the Fund's Rule 12b-1 plan. The Fund expects to incur the full Rule 12b-1 fees in the next fiscal year.



Investors should be aware that the above table is not intended to reflect in precise detail the fees and expenses associated with an individual's own investment in the Fund. Rather the table has been provided only to assist investors in gaining a more complete understanding of fees, charges and expenses. For a more detailed discussion of these matters, investors should refer to the appropriate sections of this Prospectus.

Example

As required by SEC regulations, the following example illustrates the expenses that apply to a $1,000 investment in the Fund over various time periods assuming
(1) a 5% annual rate of return and (2) redemption at the end of each time period.

                                One Year      Three Years

                                  $27*            $53


*A shareholder would pay expenses of $17 on the same investment, assuming no redemption.



THIS EXAMPLE IS BASED ON THE ESTIMATED AGGREGATE ANNUAL OPERATING EXPENSES OF THE FUND AND THE PORTFOLIO, BEFORE FEE WAIVERS AND EXPENSE REDUCTIONS SHOWN ABOVE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. The operating expenses are borne by the Fund and Portfolio and only indirectly by shareholders as a result of their investment in the Fund. (See "Administration of the Fund" in the Prospectus for a description of the Fund's and Portfolio's expenses.) In addition, federal securities regulations require the example to assume an annual return of 5%, but the Fund's actual return may be more or less than 5%.

The Board of Trustees of the Trust considered the aggregate fees and expenses to be paid by both the Fund and the Portfolio under the Fund's policy of investing all of its assets in shares of the Portfolio, and such fees and expenses the Fund would pay if it invested directly in various types of money market instruments. This arrangement, whereby the Fund invests all of its assets in shares of the Portfolio, enables various institutional investors, including the Fund and other investment companies, to pool their assets, which may be expected to result in the achievement of a variety of operating economies. Accordingly, the Board of Trustees concluded that the aggregate expenses of the Fund and the Portfolio were expected to be lower than the expenses that would be incurred by the Fund if it invested directly in various types of money market instruments. Of course, there is no guarantee or assurance that asset growth and lower expenses will be recognized. Franklin Advisers, Inc. ("Advisers"), however, has agreed in advance to limit expenses so that in no event will shareholders of the Fund incur higher expenses than if the Fund invested directly in various types of money market instruments. Further information regarding the Fund's and the Portfolio's fees and expenses is included under "Administration of the Fund."


Financial Highlights



Set forth below is a table containing financial highlights for a share outstanding throughout the period beginning May 1, 1995, the Fund's commencement date, and ending June 30, 1995. The information for this period ending June 30, 1995 has been audited by Coopers & Lybrand L.L.P., independent auditors, whose audit report appears in the financial statements in the Fund's Annual Report to Shareholders dated June 30, 1995.

Selected data for each share of beneficial interest outstanding throughout the period are as follows:

Per Share Operating Performance                                  1995+
Net asset value at beginning of period .......................   $1.00
Net investment income ........................................    0.007
Distributions from net investment income .....................   (0.007)
Net asset value at end of period .............................   $1.00

Total Return**,+ .............................................    0.73%
Ratios/Supplemental Data
Net assets at end of period (in 000's) .......................  $ 152
Ratio of expenses to average net assets1,2 ...................    1.83%*
Ratio of expenses to average net assets1
 (excluding Advisers' waiver of Portfolio's expenses) ........    1.84%*
Ratio of net investment income to average net assets .........    4.42%*


*Annualized

**Total Return measures the change in value of an investment over the period indicated. It assumes reinvestment of dividends and capital gains at net asset value and is not annualized.

+For the period May 1, 1995 to June 30, 1995

1Includes the Fund's share of the Portfolio's allocated expenses.

2During the period indicated, Advisers agreed to waive a portion of its management fees incurred by the Portfolio.


About the Fund


Franklin Templeton Money Fund II is a diversified series of the Franklin Templeton Money Fund Trust, an open-end management investment company, commonly called a "mutual fund," which has registered with the SEC under the Investment Company Act of 1940 (the "1940 Act"). The Fund is the Trust's only series. The Trust is a Delaware business trust organized on January 30, 1995 and administered by Advisers.

The Fund attempts to maintain a stable net asset value of $1.00 per share (although there is no assurance that this will be achieved).

Shares of the Fund may not be purchased directly. Shares may be acquired only in exchange for Class II shares of other funds that are members of the Franklin Templeton Funds, and as a result of the reinvestment of income dividends and capital gains distributions in shares of the Fund. All shares of the Fund are acquired at the net asset value next determined after receipt of an exchange request in proper form. The minimum initial and subsequent exchange amounts are $100 and $25, respectively. Shares of the Fund redeemed within 18 months of purchase of the Class II shares which were exchanged for shares of the Fund are subject to a 1.00% contingent deferred sales charge. (See "How to Sell Shares of the Fund" and "Exchange Privilege.")

General

In order to offer more purchase options to investors, many funds in the Franklin Templeton Funds (as defined in "Rights of Accumulation") have established a multiple class fund structure, offering Class I and Class II shares. This structure allows investors to consider which schedule of sales charges, asset-based sales charges, and certain other features best meet their investment needs. Generally, Class II shares have lower initial sales charges than Class I shares and higher yearly Rule 12b-1 fees. Also, contingent deferred sales charges will generally be assessed on Class II shares redeemed within eighteen months of purchase.

The Fund is intended to be a short-term or cash management investment option for investors in Class II shares of other funds in the Franklin Templeton Funds. The Fund is designed to be similar and complementary to Class II shares in certain respects, such as in its method of distribution, the imposition of contingent deferred sales charge ("CDSC") in certain circumstances and a Rule 12b-1 distribution plan.


Investment Objective
and Policies of the Fund



The investment objective of the Fund is to obtain as high a level of current income (in the context of the type of investments available to the Fund) as is consistent with capital preservation and liquidity. The Fund pursues its investment objective by investing all of its assets in the Portfolio, which has the same investment objective and substantially similar policies and restrictions as the Fund. The Portfolio is a separate diversified series of Money Market, an open-end management investment company, managed by Advisers. Shares of the Portfolio are acquired by the Fund at net asset value with no sales charge. Accordingly, an investment in the Fund is an indirect investment in the Portfolio. As with any other investment, there is no assurance that the Fund's objective will be attained.

Special Information Regarding the
Fund's Master/Feeder Fund Structure

The investment objective of both the Fund and the Portfolio is fundamental and may not be changed without shareholder approval. The investment policies of the Fund, fundamental and non-fundamental, are identical to those described herein with respect to the Portfolio, except that in all cases, the Fund is permitted to pursue such policies by investing in an open-end management investment company with the same investment objective and substantially similar policies and limitations as the Fund. Any additional exceptions are noted below. Information on administration and expenses is included under "Administration of the Fund." See the SAI for further information regarding the Fund's and the Portfolio's investment restrictions.

An investment in the Fund may be subject to certain risks due to the Fund's structure, such as the potential that upon redemption by other future shareholders in the Portfolio, the Fund's expenses may increase or the economies of scale which have been achieved as a result of the structure may be diminished. Institutional investors in the Portfolio that have a greater pro rata ownership interest in the Portfolio than the Fund could have effective voting control over the operation of the Portfolio. Further, in the event that the shareholders of the Fund do not approve a proposed future change in the Fund's objective or fundamental policies, which has been approved for the Portfolio, the Fund may be forced to withdraw its investment from the Portfolio and seek another investment company with the same objective and policies. If the Board of Trustees of the Trust considers that it is in the best interest of the Fund to do so, the Fund may withdraw its investment in the Portfolio at any time. In that event, the Board of Trustees of the Trust would consider what action to take, including the investment of all of the assets of the Fund in another pooled investment entity having a substantially similar investment objective and policies as the Fund or the hiring of an investment advisor to manage the Fund's investments. Either circumstances may cause an increase in Fund expenses. Further, the Fund's structure is a relatively new format which often results in certain operational and other complexities. The Franklin organization, however, was one of the first mutual fund complexes in the country to implement such a structure, and the trustees do not believe that the additional complexities outweigh the potential benefits to be gained by shareholders.

The Franklin Group of Funds(R) has three other funds which may invest in the Portfolio, two of which are designed for institutional investors only. It is possible that in the future other funds may be created which may likewise invest in the Portfolio or existing funds may be restructured so that they may invest in the Portfolio. The Fund or the Fund's administrator will forward to any interested shareholder additional information, including a prospectus and SAI, if requested, regarding such other institutions through which they may make investments in the Portfolio. Investors interested in obtaining information about such funds may contact the departments listed under "How to Get Information Regarding an Investment in the Fund." The Portfolio is a series of Money Market, a management investment company registered under the 1940 Act. Money Market is a Delaware business trust organized on June 16, 1992 and is authorized to issue an unlimited number of shares of beneficial interest with a par value of $.01 per share. All shares have one vote and, when issued, are fully paid, non-assessable, and redeemable. Money Market currently issues shares in two separate series; however, additional series may be added in the future by the Board of Trustees of Money Market, the assets and liabilities of which will be separate and distinct from any other series.

Whenever the Fund, as an investor in the Portfolio, is asked to vote on a matter relating to the Portfolio, the Fund will hold a meeting of Fund shareholders and will cast its votes in the same proportion as the Fund's shareholders have voted.

Quality, Diversification and Maturity Standards

In accordance with procedures adopted pursuant to Rule 2a-7 under the 1940 Act, the Portfolio limits its investments to those U.S. dollar denominated instruments which the Board of Trustees of Money Market determines present minimal credit risks and which are, as required by the federal securities laws, rated in one of the two highest rating categories as determined by nationally recognized statistical rating agencies, or which are unrated by any NRSRO but of comparable quality, with remaining maturities of 397 calendar days or less ("Eligible Securities"). The Portfolio maintains a dollar weighted average maturity of the securities in its portfolio of 90 days or less. The Portfolio will not invest more than 5% of its total assets in Eligible Securities of a single issuer, other than U.S. government securities, rated in the highest category by the requisite number of rating agencies, except that the Portfolio may exceed that limit as permitted by Rule 2a-7 for a period of up to three business days; and the Portfolio will not invest (a) the greater of 1% of the Portfolio's total assets or $1 million in Eligible Securities issued by a single issuer rated in the second highest category and (b) more than 5% of its total assets in Eligible Securities of all issuers rated in the second highest category. These procedures are a fundamental policy of the Portfolio and the Fund, except to the extent that the Fund invests all of its assets in another registered investment company with a substantially similar investment objective and policies as the Fund. See the SAI for a description of ratings.

Because the Portfolio limits its investments to high quality securities, its portfolio will generally earn lower yields than if the Portfolio purchased securities with a lower rating and correspondingly greater risk and the yield to shareholders in the Portfolio, and thus the Fund, is accordingly likely to be lower.

As a matter of fundamental policy (which may not be changed without shareholder approval), the Portfolio may not purchase any securities other than obligations of the U.S. government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Portfolio's total assets would be invested in securities of any one issuer with respect to 75% of the Portfolio's total assets, or more than 10% of the outstanding voting securities of any one issuer would be owned by the Portfolio, except to the extent that the Fund invests all of its assets in another registered investment company having a substantially similar investment objective and policies as the Fund. As stated above in accordance with procedures adopted pursuant to Rule 2a-7, the Portfolio will not invest more than 5% of the Portfolio's total assets in Eligible Securities of a single issuer, other than U.S. government securities. In addition, the Portfolio may not invest more than 5% of its total assets in the securities of companies (including predecessors) which have been in continuous operation for less than three years, nor invest more than 25% of its total assets in any particular industry, except to the extent that all or substantially all of the Fund's assets may be invested in another registered investment company having substantially similar investment objectives and policies as the Fund. The Portfolio may, however, invest more than 25% of its assets in certain domestic bank obligations. The foregoing limitations do not apply to U.S. government securities and federal agency obligations, or to repurchase agreements fully collateralized by such government securities or obligations, although certain tax diversification requirements apply to investments in repurchase agreements and other securities that are not treated as U.S. government obligations under the Internal Revenue Code of 1986, as amended (the "Code").

Types of Securities the Fund
(or the Portfolio) May Purchase

U.S. Government Securities. The Portfolio may invest without limit in U.S. government securities, which consist of marketable fixed, floating and variable rate securities issued or guaranteed by the U.S. government, its agencies, or by various instrumentalities which have been established or sponsored by the U.S. government ("U.S. government securities"). Certain of these obligations, including U.S. Treasury bills, notes and bonds and securities of the Government National Mortgage Association (popularly called "GNMAs" or "Ginnie Maes") and the Federal Housing Administration, are issued or guaranteed by the U.S. government or carry a guarantee that is supported by the full faith and credit of the U.S. government. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises and are not direct obligations of the U.S. government, but involve sponsorship or guarantees by government agencies or enterprises. These obligations include securities that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of the Federal Home Loan Bank, and securities that are supported by the credit of the instrumentality, such as Federal National Mortgage Association ("FNMA") bonds. In this connection, the Portfolio may use any portion of its assets invested in U.S. government securities to concurrently enter into repurchase agreements with respect to such securities.

Bank Obligations. The Portfolio may also invest without limit, except as noted below, in bank obligations consisting of fixed, floating or variable rate certificates of deposit, time deposits, bankers' acceptances issued by banks and savings institutions with assets of at least one billion dollars and bank notes. Bank obligations may be obligations of U.S. banks, foreign branches of U.S. banks (referred to as "Eurodollar Investments"), U.S. branches of foreign banks (referred to as "Yankee Dollar Investments") and foreign branches of foreign banks ("Foreign Bank Investments"). When investing in a bank obligation issued by a branch, the parent bank must have assets of at least five billion dollars. The Portfolio may invest only up to 25% of its assets in obligations of foreign branches of U.S. or foreign banks. The Portfolio may, however, invest more than 25% of its assets in certain domestic bank obligations. Investments in obligations of U.S. branches of foreign banks, which are considered domestic banks, may only be made if such branches have a federal or state charter to do business in the U.S. and are subject to U.S. regulatory authorities. See "Investment Objective and Policies of the Fund - Investment Risk Considerations" for more information regarding these investments.

Time deposits are non-negotiable deposits maintained in a foreign branch of a U.S. or foreign banking institution for a specified period of time at a stated interest rate. The Portfolio may not invest more than 10% of its assets in Time deposits with maturities in excess of seven calendar days.

Commercial Paper. The Portfolio may also invest without limit in commercial paper of domestic or foreign issuers subject to the quality and other criteria described under "Quality, Diversification, and Maturity Standards" above. Commercial paper obligations may include variable amount master demand notes that are obligations which permit the investment of fluctuating amounts by the Portfolio at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The Portfolio has the right to increase the amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The borrower is often a large industrial or finance company which also issues commercial paper. Typically, these notes provide that the interest rate is set daily by the borrower; the rate is usually the same or similar to the interest on commercial paper being issued by the borrower. Because variable amount master demand notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value plus accrued interest at any time. Accordingly, the Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Portfolio's investment manager will consider earning power, cash flow and other liquidity ratios of the issuer. The Portfolio, which has no specific limits on aggregate investments in master demand notes, will invest in notes of only U.S. issuers. While master demand notes, as such, are not typically rated by credit rating agencies, if not so rated, the Portfolio may invest in them only if, at the time of an investment, the issuer meets the criteria set forth above for all other commercial paper issuers.

Corporate Obligations. The corporate obligations which the Portfolio may purchase are fixed, floating and variable rate bonds, debentures or notes which are considered by the Portfolio to be Eligible Securities. The Portfolio is not restricted in the aggregate amount of its assets that may be invested in such securities. Such obligations must mature in 397 calendar days or less. Generally speaking, the higher an instrument is rated, the greater its safety and the lower its yield.

Municipal Securities. The Portfolio may invest up to 10% of its assets in taxable municipal securities, issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies, and instrumentalities, the interest on which is not exempt from federal income tax. Municipal securities in which the Portfolio invests are subject to the quality and other criteria described under "Quality, Diversification and Maturity Standards" above. Generally, municipal securities are used to raise money for various public purposes such as constructing public facilities and making loans to public institutions. Taxable municipal bonds are generally issued to provide funding for privately operated facilities.

Other Strategies

When-Issued and Delayed Delivery Transactions. The Portfolio may also purchase and sell securities on a "when-issued" and "delayed delivery" basis. These transactions are subject to market fluctuation and the value at delivery may be more or less than the purchase price. When the Portfolio is the buyer in such a transaction, it will maintain, in a segregated account with its custodian, cash or high-grade marketable securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent the Portfolio engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring securities for its portfolio consistent with its investment objective and policies and not for the purpose of investment leverage. In when-issued and delayed delivery transactions, the Portfolio relies on the seller to complete the transaction. The seller's failure to complete the transaction may cause the Portfolio to miss a price or yield considered to be advantageous. Securities purchased on a when-issued or delayed delivery basis do not generally earn interest until their scheduled delivery.

Repurchase Agreements. The Portfolio may engage in repurchase transactions, in which the Portfolio purchases a U.S. government security subject to resale to a bank or dealer at an agreed-upon price and date. The transaction requires the collateralization of the seller's obligation by the transfer of securities with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Portfolio in each agreement, with the value of the underlying security marked-to-market daily to maintain coverage of at least 100%. A default by the seller might cause the Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. The Portfolio, however, intends to enter into repurchase agreements only with financial institutions such as broker-dealers and banks which are deemed creditworthy by the Portfolio's investment manager. A repurchase agreement is deemed to be a loan by the Portfolio under the 1940 Act. The U.S. government security subject to resale (the collateral) will be held on behalf of the Portfolio by a custodian approved by the Portfolio's Board of Trustees and will be held pursuant to a written agreement.

Loans of Portfolio Securities. As approved by the Board of Trustees of Money Market and subject to the following conditions, the Portfolio may lend its portfolio securities to qualified securities dealers or other institutional investors, provided that such loans do not exceed 25% of the value of the Portfolio's total assets at the time of the most recent loan. The borrower must deposit with the Portfolio's custodian collateral with an initial market value at least 102% of the initial market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain such collateral coverage. Such collateral shall consist of cash, securities issued by the U.S. Government, its agencies or instrumentalities, or irrevocable letters of credit. The lending of securities is a common practice in the securities industry. The Portfolio engages in security loan arrangements with the primary objective of increasing the Portfolio's income either through investing the cash collateral in short-term interest bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, the Portfolio continues to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.

Illiquid Investments. As a matter of fundamental policy, the Portfolio may not acquire securities subject to legal or contractual restrictions on resale, securities which are not readily marketable, or enter into repurchase agreements or master demand notes with more than seven days to maturity if, as a result, more than 10% of the value of the Portfolio's total assets, at the time of purchase, would be invested in such repurchase agreements or securities.

Other Policies. The Portfolio may borrow from banks for extraordinary or emergency purposes only and pledge its assets for such loans in amounts up to 5% of the Portfolio's total assets. No new investments will be made by the Portfolio while any outstanding loans exceed 5% of its total assets.

Depending on its view of market conditions and cash requirements, the Portfolio may or may not hold securities purchased until maturity. The yield on certain instruments held by the Portfolio may decline if sold prior to maturity.

Whenever the Portfolio's investment manager believes market conditions are such that yields could be increased by actively trading the portfolio securities to take advantage of short-term market variations, the Portfolio may do so without restriction or limitation. The Portfolio may not invest in securities other than the types of securities listed above and is subject to other specific investment restrictions, some of which may be changed only with approval of a majority of the Portfolio's outstanding voting securities. For more information on these restrictions please see the SAI.

The Fund may not purchase securities of any issuer having a record, together with predecessors, of less than three years' continuous operation, if, immediately after such purchase, more than 5% of the Fund's total assets taken at market value would be invested in such securities, except to the extent that all or substantially all of the Fund's assets may be invested in another registered investment company having a substantially similar investment objective and policies as the Fund.


Investment Risk Considerations



Any of the Portfolio's Eurodollar Investments, Yankee Dollar Investments, Foreign Bank Investments or investments in commercial paper of foreign issuers will involve risks that are different from investments in obligations of domestic entities. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on securities the Portfolio holds. In addition, there may be less publicly available information regarding such foreign banks or foreign issuers of commercial paper.


Administration of the Fund



The Trust's Board of Trustees has the primary responsibility for the overall management of the Fund and for electing the officers of the Trust who are responsible for administering its day-to-day operations. For information concerning the officers and Trustees of the Trust and the officers and trustees of Money Market, see "Officers and Trustees" in the SAI. The Board of Trustees, with all disinterested trustees as well as the interested trustees voting in favor, has adopted written procedures designed to deal with potential conflicts of interest which may arise from the Fund and Money Market having substantially the same boards. The procedures call for an annual review of the Fund's relationship with the Portfolio, and in the event a conflict is deemed to exist, the boards may take action, up to and including the establishment of a new board of trustees. The Board of Trustees has determined that there are no conflicts of interest presented by this arrangement at the present time. See "Summary of Procedures To Monitor Conflicts of Interest" in the Fund's SAI for a summary of the conflict of interest procedures and "Officers and Trustees" for information concerning the officers and trustees of the Trust and the officers and trustees of Money Market.

Franklin Advisers, Inc. ("Advisers") serves as the Fund's administrator and as the Portfolio's investment manager. Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 20% and 16%, respectively, of Resources' outstanding shares. Resources is engaged in various aspects of the financial services industry through its various subsidiaries (the "Franklin Templeton Group"). Advisers acts as investment manager or administrator to 34 U.S. registered investment companies (116 separate series) with aggregate assets of over $76 billion.

Advisers serves as the Fund's administrator pursuant to an administration agreement, effective May 1, 1995. Pursuant to the administration agreement, Advisers provides various administrative, statistical, and other services to the Fund in return for a monthly administration fee at the annual rate of 91/200 of 1% for the first $100 million of the Fund's average daily net assets; 33/100 of 1% of the Fund's net assets over $100 million up to and including $250 million; and 7/25 of 1% of the Fund's net assets in excess of $250 million.

The Fund is responsible for its own operating expenses including, but not limited to, Advisers' administration fee; taxes, if any; custodian, legal and auditing fees; fees and expenses of trustees who are not members of, affiliated with or interested persons of Advisers; salaries of any personnel not affiliated with Advisers; insurance premiums; trade association dues; expenses of obtaining quotations for calculating the value of the Fund's net assets; printing and other expenses relating to the Fund's operations; filing fees; brokerage fees and commissions, if any; costs of registering and maintaining registration of the Fund's shares under federal and state securities laws; plus any extraordinary and non-recurring expenses.

Advisers has voluntarily agreed in advance to waive a portion of its administrative fee and to make certain other payments, if necessary, to ensure that total aggregate operating expenses of the Fund are not higher than if the Fund were not to invest all of its assets in the Portfolio. This action by Advisers may be terminated at any time upon notice to the Board of the Trustees.

The Portfolio has a management agreement with Advisers which provides for the supervision and implementation of the Portfolio's investment activities and certain administrative services and facilities which are necessary to conduct the Portfolio's business.

Under the management agreement with Advisers, the Portfolio is obligated to pay Advisers a fee equal to an annual rate of 15/100 of 1% of the Portfolio's average net assets. The fee is computed and paid monthly based on the average daily net assets of the Portfolio during the month. The Portfolio is responsible for its own operating expenses, including, but not limited to: Advisers' fee; taxes, if any; legal and auditing fees; fees and costs of its custodian; the fees and expenses of trustees who are not members of, affiliated with or interested persons of Advisers; salaries of any personnel not affiliated with Advisers; insurance premiums, trade association dues, and expenses of obtaining quotations for calculating the value of the Portfolio's net assets; printing and other expenses relating to the Portfolio's operations; filing fees; brokerage fees and commissions, if any; costs of registering and maintaining registration of the Portfolio's shares under federal and state securities laws; plus any extraordinary and non-recurring expenses.

Advisers has agreed in advance to waive a portion of its management fees and made other payments to reduce expenses. This action by Advisers may be terminated by Advisers at any time upon notice to Money Market's Board of Trustees. For the fiscal years ended June 30, 1993, 1994 and 1995, Advisers has agreed to waive management fees of $42,713, $47,631, and $93,609 respectively. The actual management fees charged to the Portfolio for the fiscal years ended June 30, 1993, 1994 and 1995 were $229,483, $415,665 and $1,730,028 respectively.

Fund shareholders will bear a portion of the Portfolio's operating expenses, including its management fee, to the extent that the Fund, as a shareholder of the Portfolio, bears such expenses. The portion of the Portfolio's expenses borne by the Fund is dependent upon the number of other shareholders of the Portfolio, if any. Advisers may, but is not obligated to, waive all or any portion of the management fee due from the Portfolio or the administration fee due from the Fund. This arrangement may be terminated by Advisers at any time.

It is not anticipated that the Portfolio or the fund will incur a significant amount of brokerage expenses because short-term money market instruments are generally traded in principal transactions which involve the receipt by the broker of a spread between the bid and the ask prices for the securities and not the receipt of commissions. To the extent that the Portfolio does participate in transactions involving brokerage commissions, it is Advisers' responsibility to select brokers through which such transactions will be effected. Advisers tries to obtain the best execution on all such transactions. If it is felt that more than one broker is able to provide the best execution, Advisers will consider the furnishing of quotations and of other market services, research, statistical and other data for Advisers and its affiliates, as well as the sale of shares of the Fund, as factors in selecting a broker. Further information is included under "Policies Regarding Brokers Used on Portfolio Transactions" in the SAI.

Shareholder accounting and many of the clerical functions for the Fund are performed by Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent"), in its capacity as transfer agent and dividend-paying agent. Investor Services is a wholly-owned subsidiary of Resources.


Distributions to Shareholders



The Fund declares dividends for each day that the Fund's net asset value is calculated, payable to shareholders of record as of the close of business the preceding day. The amount of dividends may fluctuate from day to day and dividends may be omitted on some days, depending on changes in the factors that comprise the Fund's net investment income.

The Fund does not pay "interest" to its shareholders, nor is any amount of dividends or return guaranteed in any way.

Dividends are automatically reinvested daily in the form of additional shares of the Fund at the net asset value per share at the close of business each day.

The Fund's daily dividend consists of the income dividends paid by the Portfolio. The Portfolio's daily dividend includes accrued interest and any original issue and market discount, plus or minus any gain or loss on the sale of portfolio securities and changes in unrealized appreciation or depreciation in portfolio securities (to the extent required to maintain a stable net asset value per share), less amortization of any premium paid on the purchase of portfolio securities and the estimated expenses of the Fund.

The federal income tax treatment of dividends and distributions is the same whether received in cash or reinvested in Fund shares. The SAI includes a further discussion of distributions.

Dividends in Cash

Shareholders may request to have their dividends paid out monthly in cash by notifying Investor Services. For such shareholders, the shares reinvested and credited to their account during the month will be redeemed as of the close of business on the last business day of the month and the proceeds will be paid to them in cash. By completing the "Special Payment Instructions for Dividends" section of the Shareholder Application included with this Prospectus, a shareholder may direct the selected distributions to a Class I or Class II Franklin Templeton Fund, to another person, or directly to a checking account. If the bank at which the account is maintained is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If this last option is requested, the shareholder should allow at least 15 days for initial processing. Dividends which may be paid in the interim will be sent to the address of record. Additional information regarding automated fund transfers may be obtained from Franklin's Shareholder Services Department.


Taxation of the Fund and Its Shareholders



The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. Additional information regarding taxation is included in the SAI.

The Fund and Portfolio intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By distributing all of their incomes and meeting certain other requirements relating to the sources of their incomes and diversification of their assets, the Fund and the Portfolio will not be liable for federal income or excise taxes.

For federal income tax purposes, any income dividends which the shareholder receives from the Fund, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss, are treated as ordinary income whether the shareholder has elected to receive them in cash or in additional shares.

Since the Fund seeks to maintain a stable $1.00 share price for both purchases and redemptions, shareholders are not expected to realize a capital gain or loss upon redemption or exchange of Fund shares.

The Fund will inform shareholders of the source of their dividends and distributions at the time they are paid and will, promptly after the close of each calendar year, advise them of the tax status for federal income tax purposes of such dividends and distributions.

Shareholders should consult their tax advisors with respect to the applicability of state and local intangible property or income taxes to their shares in the Fund and to distributions and redemption proceeds received from the Fund.

Shareholders who are not U.S. persons for purposes of federal income taxation should consult with their financial or tax advisors regarding the applicability of U.S. withholding or other taxes to distributions received by them from the Fund and the application of foreign tax laws to these distributions.


How to Buy Shares of the Fund



Shares of the Fund may not be purchased directly from the Fund or Distributors. Shares may be acquired only in exchange for Class II shares of other funds that are members of the Franklin Templeton Funds sold subject to a contingent deferred sales charge. Shares may also be acquired as result of the reinvestment of income dividends and capital gains distributions in shares of the Fund. All shares of the Fund are acquired at the net asset value next determined after receipt of an exchange request in proper form and are subject to a 1.00% contingent deferred sales charge if they are redeemed within 18 months of purchase of the Class II shares which were exchanged for shares of the Fund. See "Contingent Deferred Sales Charge," under "How to Sell Shares of the Fund." Exchange amounts are subject to minimum initial and subsequent exchanges of $100 and $25, respectively.

No drafts (checks) may be written on Fund accounts. No other money market funds are available for Class II shareholders for exchange purposes. The Fund and Distributors reserve the right to reject any order for the acquisition of shares of the Fund. In addition, the offering of shares of the Fund may be suspended by the Fund at any time and resumed at any time thereafter. No share certificates will be issued.

Securities laws of states in which the Fund's shares are offered for sale may differ from the interpretations of federal law, and banks and financial institutions selling Fund shares may be required to register as dealers pursuant to state law.

If transactions in Fund shares with the assistance of certain banks were deemed to be an impermissible activity for such bank under the Glass-Steagall Act, or other federal laws, such activities would likely be discontinued by such bank. Investors utilizing such bank assistance would then be able to seek other avenues to invest in Fund shares, such as securities dealers registered with the SEC or from the Fund directly.

Plan of Distribution

The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Any portion of fees remaining after distribution to securities dealers up to the maximum amount permitted under the Plan may be used by the Fund to pay Distributors for routine ongoing promotion and distribution expenses. Such expenses may include, but are not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of Fund shares, as well as any distribution or service fees paid to securities dealers or their firms or others who have executed a servicing agreement with the Fund, Distributors or its affiliates.

Under the Plan, the Fund is permitted to pay to Distributors or others, annual distribution fees, payable quarterly, of .50% of the Fund's daily net assets, in order to compensate Distributors or others for providing distribution and related services and bearing certain expenses of the Fund. All expenses of distribution and marketing and related services over that amount will be borne by Distributors, or others who have incurred them, without reimbursement by the Fund. In addition to this amount, the Fund shall pay an amount equal to .15% per annum, payable quarterly, of the Fund's average daily net assets as a servicing fee. This fee will be used to pay dealers or others for, among other things, assisting in establishing and maintaining customer accounts and records; assisting with purchase and redemption requests; receiving and answering correspondence; monitoring dividend payments from the Fund on behalf of customers, and similar activities related to furnishing personal services and maintaining shareholder accounts.

During the first year after the purchase of the Class II shares which are exchanged for shares of the Fund, Distributors will keep a portion of the Plan fees assessed on Fund shares to partially recoup fees Distributors pays to securities dealers.

The Plan also covers any payments to or by the Fund, Advisers, Distributors, or other parties on behalf of the Fund, Advisers or Distributors, to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1. The payments under the Plan are included in the maximum operating expenses which may be borne by the Fund. For more information please see the SAI.


How to Sell Shares of the Fund



All or any part of a shareholder's investment may be converted into cash by redeeming shares in any one or more of the methods discussed below on any day the New York Stock Exchange (the "Exchange") is open for trading. All shares are subject to a 1.00% contingent deferred sales charge if they are redeemed within 18 months of purchase of the Class II shares which were exchanged for shares of the Fund. See "Contingent Deferred Sales Charge," herein. Regardless of the method of redemption, payment for the shareholder's redeemed shares will be sent within seven days after receipt of the redemption request in proper form. Shareholders are requested to provide a telephone number(s) where they may be reached during business hours, or in the evening if preferred. Investor Services' ability to contact a shareholder promptly when necessary will speed the processing of the redemption.

Retirement plan account liquidations require the completion of certain additional forms to ensure compliance with IRS regulations. To liquidate a retirement plan account, a shareholder or the shareholder's securities dealer may call Franklin's Retirement Plans Department to obtain the necessary forms. Tax penalties will generally apply to any distribution from such plans to a participant under age 591/2, unless the distribution meets one of the exceptions set forth in the Internal Revenue Code.

Shares may be redeemed in any of the following ways:

1. By Telephone

A shareholder may redeem shares by telephoning the Fund at 1-800/632-2301. Payment of redemption requests of $1,000 or less (once per business day) will be sent by mail to the shareholder's address as reflected on the Fund's records. For payments over $1,000, the shareholder must complete the "Wire Redemptions Privilege" section of the Shareholder Application. Proceeds will then be wired directly to the commercial bank or brokerage firm designated by the shareholder. Wires will not be sent for redemption requests of $1,000 or less. Shareholders may have redemption proceeds of over $1,000, up to $50,000 per day per Fund account, subject to the Restricted Account exception noted under "Telephone Transactions - Restricted Accounts," sent directly to their address of record by filing a completed Franklin Templeton Telephone Redemption Authorization Agreement (the "Agreement") included with this Prospectus. Information may also be obtained by writing to the Fund or Investor Services at the address shown on the cover or by calling the number above. The Fund and Investor Services will employ reasonable procedures to confirm that instructions given by telephone are genuine. The Fund and Investor Services may be liable for any losses due to unauthorized or fraudulent instructions only if such reasonable procedures are not followed. Shareholders, however, bear the risk of loss in certain cases as described under "Telephone Transactions- Verification Procedures."

Telephone redemption requests received before 3:00 p.m. Pacific time on any business day will be processed that same day. The redemption check will be sent within seven days, made payable to all the registered owners on the account, and will be sent only to the address of record. Wire payments will be transmitted the next business day following receipt prior to 3:00 p.m. Pacific time of a request for redemption in proper form. Shareholders may wish to allow for longer processing time if they want to assure that redemption proceeds will be available at a specific time for a specific transaction. Shareholders may be able to have redemption proceeds wired to an escrow account the same day, provided that the request is received prior to 9:00 a.m. Pacific time.

Redemption instructions must include the shareholder's name and account number and be called to the Fund. Redemption requests by telephone will not be accepted within 30 days following an address change by telephone. In that case, a shareholder should follow the other redemption procedures set forth in this Prospectus. Institutional accounts which wish to execute redemptions in excess of $50,000 must complete an Institutional Telephone Privileges Agreement which is available from the Franklin Templeton Institutional Services Department by telephoning 1-800/321-8563.

During periods of drastic economic or market changes, it is possible that the telephone redemption privilege may be difficult to implement. In this event, shareholders should follow the other redemption procedures discussed in this Prospectus. The telephone redemption privilege may be modified or discontinued by the Fund at any time upon 60 days' notice to shareholders.

2. By Mail

A shareholder may redeem all or a portion of the shares owned by sending a letter to Investor Services, at the address shown on the back cover of this Prospectus, requesting redemption.

3. Through Securities Dealers

The Fund will accept redemption orders from securities dealers who have entered into an agreement with Distributors. This is known as a repurchase. The documents described under "Important Things to Remember When Selling Shares" below, as well as a signed letter of instruction, are required regardless of whether the shareholder redeems shares directly or submits such shares to a securities dealer for repurchase. A shareholder's letter should reference the Fund, the account number, the fact that the repurchase was ordered by a dealer and the dealer's name. Details of the dealer-ordered trade, such as trade date, confirmation number, and the amount of shares or dollars, will help speed processing of the redemption. The seven-day period within which the proceeds of the shareholder's redemption will be sent will begin when the Fund receives all documents required to complete ("settle") the repurchase in proper form. The redemption proceeds will not earn dividends or interest during the time between receipt of the dealer's repurchase order and the date the redemption is processed upon receipt of all documents necessary to settle the repurchase. Thus, it is in a shareholder's best interest to have the required documentation completed and forwarded to the Fund as soon as possible. The shareholder's dealer may charge a fee for handling the order. The SAI contains more information on the redemption of shares.

Important Things to Remember
When Selling Shares

When selling Fund shares, the terms of the redemption request will determine how the contingent deferred sales charge, if any, is deducted. Redemption orders for a specific dollar amount will result in the redemption of enough shares to cover the contingent deferred sales charge, if any, and the requested dollar amount. If, however, a specific share amount is requested, the contingent deferred sales charge will be deducted from the amount of shares requested to be redeemed. See the discussion of Contingent Deferred Sales Charges which follows for more information.

Written requests for redemption must be signed by all registered owners.

To be considered in proper form, signature(s) must be guaranteed if the redemption request involves any of the following:

(1) the proceeds of the redemption are over $50,000;

(2) the proceeds (in any amount) are to be paid to someone other than the registered owner(s) of the account;

(3) the proceeds (in any amount) are to be sent to any address other than the shareholder's address of record, preauthorized bank account or brokerage firm account; or

(4) the Fund or Investor Services believes that a signature guarantee would protect against potential claims based on the transfer instructions, including, for example, when (a) the current address of one or more joint owners of an account cannot be confirmed, (b) multiple owners have a dispute or give inconsistent instructions to the Fund, (c) the Fund has been notified of an adverse claim, (d) the instructions received by the Fund are given by an agent, not the actual registered owner, (e) the Fund determines that joint owners who are married to each other are separated or may be the subject of divorce proceedings, or (f) the authority of a representative of a corporation, partnership, association, or other entity has not been established to the satisfaction of the Fund.

Signature(s) must be guaranteed by an "eligible guarantor institution" as defined under Rule 17Ad-15 under the Securities Exchange Act of 1934. Generally, eligible guarantor institutions include (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program. A notarized signature will not be sufficient for the request to be in proper form.

Liquidation requests of corporate, partnership, trust and custodianship accounts, and accounts under court jurisdiction, require the following documentation to be in proper form:

Corporation - (1) Signature guaranteed letter of instruction from the authorized officer(s) of the corporation and (2) a corporate resolution.

Partnership - (1) Signature guaranteed letter of instruction from a general partner and (2) pertinent pages from the partnership agreement identifying the general partners or a certification for a partnership agreement.

Trust - (1) Signature guaranteed letter of instruction from the trustee(s) and
(2) a copy of the pertinent pages of the trust document listing the trustee(s) or a Certification for Trust if the trustee(s) are not listed on the account registration.

Custodial (other than a retirement account) - Signature guaranteed letter of instruction from the custodian.

Accounts under court jurisdiction - Check court documents and the applicable state law since these accounts have varying requirements, depending upon the state of residence.

Contingent Deferred Sales Charge

Class II investments redeemed within the contingency period will be assessed a contingent deferred sales charge, unless one of the exceptions described below applies. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the net asset value at the time of purchase of such shares, and is retained by Distributors. The contingent deferred sales charge is waived in certain instances.

In applying a contingent deferred sales charge, shares not subject to a contingent deferred sales charge are deemed to be redeemed first, in the following order: (i) a calculated number of shares equal to the amount attributable to capital appreciation on those shares held less than the contingency period; (ii) shares purchased with reinvested dividends and capital gain distributions; and (iii) other shares held longer than the contingency period. Shares subject to the contingency period are then redeemed on a "first in, first out" basis. For tax purposes, a contingent deferred sales charge is treated as either a reduction in redemption proceeds or an adjustment to the cost basis of the shares redeemed.

The contingent deferred sales charge on each class of shares is waived, as applicable, for: exchanges; any account fees; distributions to participants or their beneficiaries in the Franklin Templeton Trust Company individual retirement plan accounts due to death, disability or attainment of age 591/2; tax-free returns of excess contributions from employee benefit plans; distributions from employee benefit plans, including those due to termination or plan transfer; redemptions through a Systematic Withdrawal Plan set up for shares prior to February 1, 1995, and for Systematic Withdrawal Plans set up thereafter, redemptions of up to 1% monthly of an account's net asset value (3% quarterly, 6% semiannually or 12% annually); redemptions initiated by the Fund due to a shareholder's account falling below the minimum specified account size; and redemptions following the death of the shareholder or the beneficial owner.

All investments made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Requests for redemptions of a specified dollar amount, unless otherwise specified, will result in additional shares being redeemed to cover any applicable contingent deferred sales charge, while requests for redemption of a specific number of shares will result in the applicable contingent deferred sales charge being deducted from the total dollar amount redeemed.

Additional Information Regarding Redemptions

For any information required about a proposed liquidation, a shareholder may call Franklin's Shareholder Services Department or the securities dealer may call Franklin's Dealer Services Department.

Written requests for redemption should be sent to the Fund or Investor Services at the address shown on the back cover of this Prospectus.

Payment for written requests for redemption will be sent within seven days after receipt of the request in proper form. Redemptions will be made in cash at the net asset value per share next determined after receipt by the Fund of a redemption request in proper form, signature guarantees, and other documentation as may be required by Investor Services. The amount received upon redemption may be more or less than the shareholder's original investment. Redemptions may be suspended under certain limited circumstances pursuant to rules adopted by the SEC.

Wiring of redemption proceeds is a special service made available to shareholders whenever possible. The offer of this service, however, does not bind the Fund to meet any redemption request by wire or in less than the seven-day period prescribed by law. Neither the Fund nor its agents shall be liable to any shareholder or other person for a redemption payment by wire which for any reason may not be processed as described in this section.


Other Programs and Privileges
Available to Fund Shareholders



Certain of the programs and privileges described in this section may not be available directly from the Fund to shareholders whose shares are held, of record, by a financial institution or in a "street name" account, or networked account through National Securities Clearing Corporation ("NSCC") (see the section captioned "Account Registrations" in this Prospectus).

Confirmations

Shares for an initial investment in the Fund, as well as subsequent investments, including the reinvestment of dividends, are credited to an open share account (known as "plan balance") in the name of an investor on the books of the Fund without the issuance of a share certificate. Shareholders will receive confirmation statements each time there is a transaction which affects an account, including information on dividends reinvested or paid. These statements will also show the total number of Fund shares owned by a shareholder.

SHAREHOLDERS MAY RELY ON THE CONFIRMATION STATEMENTS IN LIEU OF CERTIFICATES WHICH ARE NOT NECESSARY. CERTIFICATES REPRESENTING SHARES OF THE FUND WILL NOT BE ISSUED.

Systematic Withdrawal Plan

A shareholder may establish a Systematic Withdrawal Plan and receive regular periodic payments from the shareholder's account, provided that the net asset value of the shares held by the shareholder is at least $5,000. There are no service charges for establishing or maintaining a Systematic Withdrawal Plan. The minimum amount which the shareholder may withdraw is $50 per transaction, although this is merely the minimum amount allowed under the plan and should not be mistaken for a recommended amount. Retirement plan accounts subject to mandatory distribution requirements are not subject to the $50 minimum. The plan may be established on a monthly, quarterly, semiannual or annual basis. If the shareholder establishes a plan, any capital gain distributions and income dividends paid by the Fund will be reinvested for the shareholder's account in additional shares at net asset value. Sufficient shares of the Fund will be liquidated (generally on the first business day of the month in which the distribution is scheduled) at net asset value to meet the specified withdrawals with payment generally received by the shareholder three to five days after the date of liquidation. By completing the "Special Payment Instructions for Dividends" section of the Shareholder Application included with this Prospectus, a shareholder may direct the selected withdrawals to another fund in the Franklin Templeton Funds as defined in "Rights of Accumulation," to another person, or directly to a checking account. If the bank at which the account is maintained is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If this last option is requested, the shareholder should allow at least 15 days for initial processing. Withdrawals which may be paid in the interim will be sent to the address of record. Liquidation of shares may deplete the investment and withdrawal payments cannot be considered as actual yield or income since part of such payments may be return of capital. If the withdrawal amount exceeds the total plan balance, the account will be closed and the remaining balance will be sent to the shareholder. As with other redemptions, a liquidation to make a withdrawal payment is a sale for federal income tax purposes.

The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous because of the sales charge on the additional purchases. Also, redemptions of shares may be subject to a contingent deferred sales charge if the shares are redeemed within 18 months of the calendar month after purchase. The shareholder should ordinarily not make additional investments of less than $5,000 or three times the annual withdrawals under the plan during the time such a plan is in effect.

The contingent deferred sales charge is waived for share redemptions of up to 1% monthly of an account's net asset value (12% annually, 6% semiannually, 3% quarterly). For example, if the account maintained an annual balance of $10,000, only $1,200 could be withdrawn through a once-yearly Systematic Withdrawal Plan free of charge; and amounts over that $1,200 would be assessed a 1% contingent deferred sales charge.

A Systematic Withdrawal Plan may be terminated on written notice by the shareholder or the Fund, and it will terminate automatically if all shares are liquidated or withdrawn from the account, or upon the Fund's receipt of notification of the death or incapacity of the shareholder. Shareholders may change the amount (but not below the specified minimum) and schedule of withdrawal payments, or suspend one such payment by giving written notice to Investor Services at least seven business days prior to the end of the month preceding a scheduled payment. Share certificates may not be issued while a Systematic Withdrawal Plan is in effect.

Multiple Accounts for Fiduciaries

Special procedures have been designed for banks and other institutions wishing to open multiple accounts in the Fund. Further information is included in the Fund's SAI.

Rights of Accumulation

The cost or current value (whichever is higher) of the shares in the Fund will be included in determining the sales charge discount to which an investor may be entitled when purchasing Class I shares in one or more of the funds in the Franklin Group of Funds, and the Templeton Group of Funds, which are sold with a sales charge. This feature does not apply to purchases of Class II shares, which are subject to a 1% sales charge and a 1% contingent deferred sales charge if redeemed within 18 months of purchase. Included for these aggregation purposes are (a) the mutual funds in the Franklin Group of Funds, except Franklin Valuemark Funds and Franklin Government Securities Trust (the "Franklin Funds"),
(b) other investment products underwritten by Distributors or its affiliates (although certain investments may not have the same schedule of sales charges and/or may not be subject to reduction) and (c) the U.S. mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund (the "Templeton Funds"). (Franklin Funds and Templeton Funds are collectively referred to as the "Franklin Templeton Funds.")

Fund shares will also be included in determining the amount required to complete a Letter of Intent with respect to any of the Class I shares offered by any of the Franklin Templeton Funds which are sold with a sales charge.

To assist shareholders in obtaining additional information regarding these programs, a list of telephone numbers is included under "How to Get Information Regarding an Investment in the Fund."


Purchasing Shares of the Fund in
Connection with Retirement Plans
Involving Tax-Deferred Investments



Shares of the Fund may be used for individual or employer-sponsored retirement plans involving tax-deferred investments. The Fund may be used as an investment vehicle for an existing retirement plan, or Franklin Templeton Trust Company (the "Trust Company") may provide the plan documents and serve as custodian or trustee. A plan document must be adopted for a retirement plan to be in existence.

The Trust Company, an affiliate of Distributors, can serve as custodian or trustee for retirement plans. Brochures for the Trust Company plans contain important information regarding eligibility, contribution and deferral limits and distribution requirements. Please note that an application other than the one contained in this Prospectus must be used to establish a retirement plan account with the Trust Company. To obtain a retirement plan brochure or application, call toll free 1-800/DIAL BEN (1-800/342-5236).

Please see "How to Sell Shares of the Fund" for specific information regarding redemptions from retirement plan accounts. Specific forms are required to be completed for distributions from the Trust Company retirement plans.

Individuals and plan sponsors should consult with legal, tax or benefits and pension plan consultants before choosing a retirement plan. In addition, retirement plan investors should consider consulting their investment representatives or advisers concerning investment decisions within their plans.

Institutional Accounts

There may be additional methods of purchasing, redeeming or exchanging shares of the Fund available to institutional accounts. For further information, contact the Franklin Templeton Institutional Services Department at 1-800/321-8563.


Exchange Privilege


The Franklin Templeton Funds consist of a number of mutual funds with various investment objectives and policies. The shares of most of these mutual funds are generally offered to the public with a sales charge (which may differ in timing and/or amount). If a shareholder's investment objective or outlook for the securities markets changes, the Fund shares may be exchanged for Class II shares of Franklin Templeton Funds (as defined in "Rights of Accumulation") which are eligible for sale in the shareholder's state of residence and in conformity with such fund's stated eligibility requirements and investment minimums.

Shareholders are entitled to exchange their shares at net asset value for shares of the same class of another fund in the Franklin Templeton Funds. Exchanges of shares of other funds in the Franklin Templeton Funds for shares of the Fund are generally taxable and shareholders will generally recognize gains and losses on such exchanges. All exchanges are subject to the minimum investment amount. No exchanges between different classes of shares will be allowed. For this purpose the Fund's shares are treated as Class II shares.

A contingent deferred sales charge will not be imposed on exchanges of Fund shares for Class II shares of other Franklin Templeton funds or on exchanges of Class II shares of other funds for Fund shares. If the exchanged shares were subject to a contingent deferred sales charge in the original fund, and the acquired shares are subsequently redeemed within eighteen months of the purchase date of the original shares, a contingent deferred sales charge will be imposed.

When an account has some shares subject to the contingent deferred sales load, and some that are not, the shares will be transferred proportionately from each type of shares into the new fund. Shares free from a contingent deferred sales charge are referred to as "free shares," shares which were originally subject to a contingent deferred sales charge but to which the contingent deferred sales charge no longer applies are called "matured shares," and shares still subject to the contingent deferred sales charge are referred to as "CDSC liable shares," and each represents a different type of share for purposes of exchanging into a new fund. CDSC liable shares held for different periods of time are considered different types of CDSC liable shares. For instance, if a shareholder has $1,000 in free shares, $2,000 in matured shares, and $3,000 in CDSC liable shares, and the shareholder exchanges $3,000 into a new fund, $500 will be exchanged from free shares, $1000 from matured shares, and $1500 from CDSC liable shares. Similarly, if CDSC liable shares have been purchased at different periods, a proportionate amount will be taken from shares held for each period. If, for example, this shareholder holds $1000 in shares bought 3 months ago, $1000 bought 6 months ago, and $1000 bought 9 months ago, $500 in each of these shares will be exchanged into the new fund.

To the extent shares are exchanged proportionately, as opposed to another method, such as first-in first-out, or free shares followed by CDSC liable shares, the exchanged shares may, in some instances, be CDSC liable even though a redemption of such shares, as discussed elsewhere herein, may no longer be subject to a CDSC. The proportional method is believed by management to more closely meet and reflect the expectations of Class II shareholders in the event shares are redeemed during the contingency period. For federal income tax purposes, the cost basis of shares redeemed or exchanged is determined under the Code without regard to the method of transferring shares chosen by the Fund.

Transfers between identically registered accounts in the same Fund are treated as non-monetary and non-taxable events, and are not subject to a contingent deferred sales charge. The transferred shares will continue to age from the date of original purchase. Like exchanges, shares will be moved proportionately from each type of shares in the original account.

Exchanges may be made in any of the following ways:

Exchanges by Mail

Send written instructions signed by all account owners. The transaction will be effective upon receipt of the written instructions.

Exchanges by Telephone

Shareholders, or their investment representative of record, if any, may exchange shares of the Fund by telephone by calling Investor Services at 1-800/632-2301 or the automated Franklin TeleFACTS(R) system (day or night) at 1-800/247-1753. If the shareholder does not wish this privilege extended to a particular account, the Fund or Investor Services should be notified.

The Telephone Exchange Privilege allows a shareholder to effect exchanges from the Class of Fund shares currently held into the same class of an identically registered account in one of the other available Franklin Templeton Funds. The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Please refer to "Telephone Transactions - Verification Procedures."

During periods of drastic economic or market changes, it is possible that the telephone exchange privilege may be difficult to implement and the TeleFACTS option may not be available. In this event, shareholders should follow the other exchange procedures discussed in this section, including the procedures for processing exchanges through securities dealers.

Exchanges Through Securities Dealers

As is the case with all purchases and redemptions of the Fund's shares, Investor Services will accept exchange orders from securities dealers who execute a dealer or similar agreement with Distributors. The use of the term "securities dealer" shall include other financial institutions which, pursuant to an agreement with Distributors (directly or through affiliates), handle customer orders and accounts with the Fund. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity. See also "Exchanges by Telephone" above. A securities dealer may charge a fee for handling an exchange.

Additional Information Regarding Exchanges

There are differences among Franklin Templeton Funds. Before making an exchange, a shareholder should obtain and review a current prospectus of the fund into which the shareholder wishes to transfer.

The exchange privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.

Retirement Plan Accounts

Franklin Templeton IRA and 403(b) retirement plan accounts may accomplish exchanges directly. Certain restrictions may apply, however, to other types of retirement plans. See "Restricted Accounts" under "Telephone Transactions."

Timing Accounts

Accounts which are administered by allocation or market timing services to purchase or redeem shares based on predetermined market indicators ("Timing Accounts") will be charged a $5.00 administrative service fee per each such exchange. All other exchanges are without charge.

Restrictions on Exchanges

In accordance with the terms of their respective prospectuses, certain funds do not accept or may place differing limitations than those below on exchanges by Timing Accounts.

The Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any Timing Account or any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, or (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

The Fund reserves the right to refuse the purchase side of exchange requests by any Timing Account, person, or group if, in Advisers' judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and therefore may be refused.

The Fund and Distributors also, as indicated in "How to Buy Shares of the Fund," reserve the right to refuse any order for the purchase of shares.


Telephone Transactions



Shareholders of the Fund and their investment representative of record, if any, may be able to execute various transactions by calling Investor Services at 1-800/632-2301.

All shareholders will be able to execute various telephone transactions, including: (i) effect a change in address, (ii) change a dividend option (see "Restricted Accounts" below), (iii) transfer Fund shares in one account to another identically registered account in the Fund, and (iv) exchange Fund shares as described in this Prospectus by telephone. In addition, shareholders who complete and file an Agreement as described under "How to Sell Shares of the Fund - By Telephone" will be able to redeem shares of the Fund.

Verification Procedures

The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include: recording all telephone calls requesting account activity by telephone, requiring that the caller provide certain personal and/or account information requested by the telephone service agent at the time of the call for the purpose of establishing the caller's identification, and sending a confirmation statement on redemptions to the address of record each time account activity is initiated by telephone. So long as the Fund and Investor Services follow instructions communicated by telephone which were reasonably believed to be genuine at the time of their receipt, neither they nor their affiliates will be liable for any loss to the shareholder caused by an unauthorized transaction. The Fund and Investor Services may be liable for any losses due to unauthorized or fraudulent instructions only if such reasonable procedures are not followed.

Shareholders are, of course, under no obligation to apply for or accept telephone transaction privileges. In any instance where the Fund or Investor Services is not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed, and neither the Fund nor Investor Services will be liable for any losses which may occur because of a delay in implementing a transaction.

Restricted Accounts

Telephone redemptions and dividend option changes may not be accepted on Trust Company retirement accounts. To assure compliance with all applicable regulations, special forms are required for any distribution, redemption, or dividend payment. While the telephone exchange privilege is extended to Franklin Templeton IRA and 403(b) retirement accounts, certain restrictions may apply to other types of retirement plans. Changes to dividend options must also be made in writing.

To obtain further information regarding distribution or transfer procedures, including any required forms, retirement account shareholders may call to speak to a Retirement Plan Specialist at 1-800/527-2020.

General

During periods of drastic economic or market changes, it is possible that the telephone transaction privileges will be difficult to execute because of heavy telephone volume. In such situations, shareholders may wish to contact their investment representative for assistance, or to send written instructions to the Fund as detailed elsewhere in this Prospectus.

Neither the Fund nor Investor Services will be liable for any losses resulting from the inability of a shareholder to execute a telephone transaction.

The telephone transaction privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.


Valuation of Fund Shares



The net asset value of the shares of the Fund is determined by the Fund at 3:00 p.m. Pacific time each day that the Exchange is open for business. The net asset value per share is calculated by adding the value of all portfolio holdings and other assets, deducting the Fund's liabilities, and dividing the result by the number of Fund shares outstanding.

The valuation of the Fund's portfolio securities is based upon their amortized cost value, which does not take into account unrealized capital gain or loss. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The Portfolio's use of amortized cost, which facilitates the maintenance of the Portfolio's per share net asset value of $1.00, is permitted by Rule 2a-7. Further information is included under "Determination of Net Asset Value" in the SAI.


How to Get Information
Regarding an Investment in the Fund



Any questions or communications regarding a shareholder's account should be directed to Investor Services at the address shown on the back cover of this Prospectus.

From a touch-tone phone, Franklin and Templeton shareholders may access an automated system (day or night) which offers the following features:

By calling the Franklin TeleFACTS(R) system at 1-800/247-1753, shareholders may obtain Class I and Class II account information, current price and, if available, yield or other performance information specific to the Fund or any Franklin Templeton Fund. In addition, Franklin Class I shareholders may process an exchange, within the same class, into an identically registered Franklin account and request duplicate confirmation or year-end statements, money fund checks, if applicable, and deposit slips.

Fund and account information may be accessed by entering Fund Code 511 followed by the # sign. The system's automated operator will prompt the caller with easy to follow step-by-step instructions from the main menu. Other features may be added in the future.

To assist shareholders and securities dealers wishing to speak directly with a representative, the following is a list of the various Franklin departments, telephone numbers and hours of operation to call. The same numbers may be used when calling from a rotary phone:


                                Hours of Operation (Pacific time)
Department Name      Telephone No.  (Monday through Friday)
Shareholder Services    1-800/632-2301   5:30 a.m. to 5:00 p.m.
Dealer Services         1-800/524-4040   5:30 a.m. to 5:00 p.m.
Fund Information        1-800/DIAL BEN   5:30 a.m. to 8:00 p.m.
                                         8:30 a.m. to 5:00 p.m. (Saturday)
Retirement Plans        1-800/527-2020   5:30 a.m. to 5:00 p.m.
TDD (hearing impaired)  1-800/851-0637   5:30 a.m. to 5:00 p.m.

In order to ensure that the highest quality of service is being provided, telephone calls placed to or by representatives in Franklin's service departments may be accessed, recorded and monitored. These calls can be determined by the presence of a regular beeping tone.


Performance



Advertisements, sales literature and communications to shareholders may contain various measures of the Fund's performance, including quotations of its current and effective yield.

Current yield as prescribed by the SEC is an annualized percentage rate which reflects the change in value of a hypothetical account based on the income received from the Fund during a seven-day period. It is computed by determining the net change, excluding capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period. A hypothetical charge reflecting deductions from shareholder accounts for administrative fees or shareholder services fees, for example, is subtracted from the value of the account at the end of the period, and the difference is divided by the value of the account at the beginning of the base period to obtain the base period return. The result is then annualized. Effective yield is computed in the same manner except that the annualization of the return for the seven-day period reflects the results of compounding (that is, the effect of reinvesting dividends paid on both the original share and those acquired from the reinvestment of such dividends).

In each case, performance figures are based upon past performance and will reflect all recurring charges against Fund income. Such quotations will reflect the value of any additional shares purchased with dividends from the original share and any dividends declared on both the original share and such additional shares. The investment results of the Fund, like all other investment companies, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what the Fund's performance may be in any future period.


General Information



Reports to Shareholders

The Fund's fiscal year ends June 30. Annual Reports containing audited financial statements of the Fund, including the auditors' report, and Semi-Annual Reports containing unaudited financial statements are automatically sent to shareholders. To reduce the volume of mail sent to one household as well as to reduce Fund expenses, Investor Services will attempt to identify related shareholders within a household, and send only one copy of the report. Additional copies may be obtained, without charge, upon request to the Fund at the telephone number or address set forth on the cover page of this Prospectus.

Additional information on Fund performance is included in the Fund's Annual Report to Shareholders and the SAI.

Organization and Voting Rights

The Fund is currently the only series of the Trust, which was organized as a Delaware business trust on January 30, 1995. The Trust is authorized to issue an unlimited number of shares of beneficial interest, with a par value of $.01 per share in various series, or classes thereof. All shares have one vote, and, when issued, are fully paid, non-assessable, and redeemable. Currently, the Trust issues shares in one series with one class. Additional series or classes may be added in the future by the Board of Trustees. All shares of the Fund have equal voting, dividend and liquidation rights. Shares of the Fund have non-cumulative voting rights which means that in all elections of trustees, the holders of more than 50% of the shares voting can elect 100% of the trustees if they choose to do so, and in such event, the holders of the remaining shares voting will not be able to elect any person or persons to the Board of Trustees.

The Trust does not intend to hold annual shareholders' meetings. The Trust may, however, hold a special meeting for such purposes as changing fundamental investment restrictions, approving a new management or administration agreement or any other matters which are required to be acted on by shareholders under the 1940 Act. A meeting may also be called by a majority of the Board of Trustees or by shareholders holding at least ten percent of the shares entitled to vote at the meeting. Shareholders may receive assistance in communicating with other shareholders in connection with the election or removal of trustees such as that provided in Section 16(c) of the 1940 Act. Whenever the Fund is requested to vote on a matter relating to the Portfolio, the Fund will hold a meeting of Fund shareholders and will cast its vote in the same proportion as the Fund's shareholders have voted.

Redemptions by the Fund

The Fund reserves the right to redeem, at net asset value, shares of any shareholder whose account has a value of less than one-half of the required minimum investment, but only where the value of such account has been reduced by the shareholder's prior voluntary redemption of shares and has been inactive (except for the reinvestment of distributions) for a period of at least six months, provided advance notice is given to the shareholder. More information is included in the SAI.

Other Information

Distribution or redemption checks sent to shareholders do not earn interest or any other income during the time such checks remain uncashed, and neither the Fund nor its affiliates will be liable for any loss to the shareholder caused by the shareholder's failure to cash such check(s).

"Cash" payments from the Fund may be made by check, draft or wire. The Fund has no facility to receive, or pay out, cash in the form of currency.

Shares of the Fund may or may not constitute a legal investment for investors whose investment authority is restricted by applicable law or regulation. SUCH INVESTORS SHOULD CONSULT THEIR OWN LEGAL ADVISORS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF THE FUND CONSTITUTE LEGAL INVESTMENTS FOR THEM. Municipal investors considering investment of proceeds of bond offerings into the Fund should consult with expert counsel to determine the effect, if any, of various payments made by the Fund or its investment manager on arbitrage rebate calculations.


Account Registrations



An account registration should reflect the investor's intentions as to ownership.

Accounts should not be registered in the name of a minor, either as sole or co-owner of the account. Transfer or redemption for such an account may require court action to obtain release of the funds until the minor reaches the legal age of majority. The account should be registered in the name of one "Adult" as custodian for the benefit of the "Minor" under the Uniform Transfer or Gifts to Minors Act.

A trust designation such as "trustee" or "in trust for" should only be used if the account is being established pursuant to a legal, valid trust document. Use of such a designation in the absence of a legal trust document may cause difficulties and require court action for transfer or redemption of the funds.

Shares registered as joint tenants or "Jt Ten" shall mean "as joint tenants with rights of survivorship" and not "as tenants in common."

Except as indicated, a shareholder may transfer an account in the Fund carried in "street" or "nominee" name by the shareholder's securities dealer to a comparably registered Fund account maintained by another securities dealer. Both the delivering and receiving securities dealers must have executed dealer or similar agreements on file with Distributors. Unless such agreement has been executed and is on file with Distributors, the Fund will not process the transfer and will so inform the shareholder's delivering securities dealer. To effect the transfer, a shareholder should instruct the securities dealer to transfer the account to a receiving securities dealer and sign any documents required by the securities dealer(s) to evidence consent to the transfer. Under current procedures, the account transfer may be processed by the delivering securities dealer and the Fund after the Fund receives authorization in proper form from the shareholder's delivering securities dealer. In the future it may be possible to effect such transfers electronically through the services of the NSCC.

The Fund may conclusively accept instructions from an owner or the owner's nominee listed in publicly available nominee lists, regardless of whether the account was initially registered in the name of or by the owner, the nominee, or both. If a securities dealer or other representative is of record on an investor's account, the investor will be deemed to have authorized the use of electronic instructions on the account, including, without limitation, those initiated through the services of the NSCC, to have adopted as instruction and signature any such electronic instructions received by the Fund and the Shareholder Services Agent and to have authorized them to execute the instructions without further inquiry. At the present time, such services which are available include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems.

Any questions regarding an intended registration should be answered by the securities dealer handling the investment, or by calling Franklin's Fund Information Department.


Important Notice
Regarding Taxpayer IRS Certifications



Pursuant to the Code and U.S. Treasury regulations, the Fund may be required to report to the IRS any taxable dividend, capital gain distribution, or other reportable payment and withhold 31% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number ("TIN") and made certain required certifications that appear in the Shareholder Application. A shareholder may also be subject to backup withholding if the IRS or a securities dealer notifies the Fund that the TIN furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding for previous under-reporting of interest or dividend income.

The Fund reserves the right to (1) refuse to open an account for any person failing to provide a TIN along with the required certifications and (2) close an account by redeeming its shares in full at the then-current net asset value upon receipt of notice from the IRS that the TIN certified as correct by the shareholder is in fact incorrect or upon the failure of a shareholder who has completed an "awaiting TIN" certification to provide the Fund with a certified TIN within 60 days after opening the account.

FRANKLIN
TEMPLETON
MONEY FUND II


Franklin Templeton Money Fund Trust




STATEMENT OF
ADDITIONAL INFORMATION
777 Mariners Island Blvd., P.O. Box 7777     NOVEMBER 1, 1995
San Mateo, CA 94403-7777  1-800/DIAL BEN



Contents                                 Page

The Fund (See also Prospectus
 "About the Fund").......................   2

Additional Information Regarding
 the Fund's Investment Objective
 and Policies (See also the Prospectus
 "Investment Objective and Policies
 of the Fund")...........................   2

Officers and Trustees....................   4

Administration and Other Services
 (See also the Prospectus "Administration
 of the Fund")...........................   7

Policies Regarding Brokers Used
 on Portfolio Transactions...............   8

Determination of Net Asset Value
 (See also the Prospectus "Valuation
 of Fund Shares")........................   9

Additional Information Regarding
 Purchases and Redemptions of
 Fund Shares.............................  10

Additional Information Regarding
 Distributions and Taxes.................  12

The Fund's Underwriter...................  13

General Information......................  14

Summary of Procedures to Monitor
 Conflicts of Interest...................  17

Financial Statements.....................  18

Appendix.................................  18

A Prospectus for Franklin Templeton Money Fund II (the "Fund"), dated November 1, 1995, as may be amended from time to time, provides the basic information an investor should know before investing in the Fund and may be obtained without charge from the Fund or from its principal underwriter, Franklin/Templeton Distributors, Inc. ("Distributors"), at the address or telephone number shown above.

The Fund offers only one class of shares. The Fund is intended to be made available as a short-term or cash management investment option for investors in Class II shares of other funds in the Franklin Templeton Group. The distribution structure of the Fund and such Funds offering Class II shares is similar and complementary in several respects, including provisions regarding contingent deferred sales charges and Rule 12b-1 fees.

The investment objective of the Fund is to obtain for its investors as high a level of current income as is consistent with liquidity and the preservation of capital. The Fund seeks to achieve this objective by investing all of its assets in The Money Market Portfolio (the "Portfolio"), a separate series of The Money Market Portfolios ("Money Market"). The Portfolio in turn invests primarily in various types of money market instruments, such as U.S. government and federal agency and instrumentality obligations, certificates of deposit, bankers' acceptances, time deposits of major financial institutions, high grade commercial paper, high grade short-term corporate obligations, taxable municipal securities, and repurchase agreements (secured by U.S. government securities).

A registration statement for the Portfolio under the Investment Company Act of 1940, as amended (the "1940 Act"), as may be amended from time to time, is available and may be obtained without charge from the Portfolio at the address or telephone number shown above.

THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN THAT SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE INVESTORS WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE FUND'S CURRENT PROSPECTUS.


The Fund



Franklin Templeton Money Fund II is a diversified series of the Trust, an open-end management investment company. The Trust is a Delaware business trust organized on January 30, 1995. Shares of the Fund may not be purchased directly. Shares may be acquired only in exchange for Class II shares of other Franklin Templeton Funds, and as result of the reinvestment of income dividends and capital gains distributions in additional shares of the Fund.


Additional Information Regarding the Fund's Investment Objective and Policies



Investment Objective and Policies

As stated in the Prospectus, the investment objective of the Fund is to obtain for its investors as high a level of current income as is consistent with liquidity and the preservation of capital. The Fund seeks to achieve this objective by investing all of its assets in the Portfolio. The Portfolio in turn invests primarily in various types of money market instruments, such as U.S. government and federal agency and instrumentality obligations, certificates of deposit, bankers' acceptances, time deposits of major financial institutions, high grade commercial paper, high grade short-term corporate obligations, taxable municipal securities, and repurchase agreements (secured by U.S. government securities). The achievement of the Portfolio's objective will depend on market conditions generally and on its investment manager's analytical and portfolio management skills. It should also be noted that because the Portfolio is limiting its investments to high quality securities, there will be a generally lower yield than if the Portfolio purchased securities with a lower rating and correspondingly greater risk. The value of the securities held will fluctuate inversely with interest rates, and therefore there is no assurance that the Portfolio's, and thus the Fund's objective will be achieved. The investment policies of the Fund, fundamental and nonfundamental, are identical to those described herein with respect to the Portfolio except that, in all cases, the Fund is permitted to pursue such policies by investing in an open-end management investment company with the same investment objective and substantially similar policies and limitations as the Fund. The investment objective and policies set forth herein are fundamental, and may not be changed without the approval of a majority of the Fund's outstanding shares.

As stated in the Prospectus, the Portfolio may make loans of its portfolio securities in accordance with guidelines adopted by Money Market's Board of Trustees. The lending of securities is a common practice in the securities industry. The Portfolio will engage in security loan arrangements with the primary objective of increasing the Portfolio's income either through investing the cash collateral in short-term, interest bearing obligations or by receiving a loan premium from the borrower. The Portfolio will continue to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially. The Portfolio will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. Loans will be subject to termination by the Portfolio in the normal settlement time, currently five business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its shareholders. The Portfolio may pay reasonable finders', borrowers', administrative and custodial fees in connection with a loan of its securities.

Because the Portfolio will not purchase any instrument with a remaining maturity of greater than 397 calendar days, it is not expected that there will be any reportable annual portfolio turnover rate.

In addition, because of short-term variations in market or business conditions, management's revised evaluation of a portfolio security, or the need to obtain cash to meet redemptions, the Portfolio may sell portfolio securities prior to maturity. The Portfolio may also invest in deposits fully insured by the U.S. government or its agencies or instrumentalities. Such deposits may include deposits in banking and savings institutions up to the limit (currently $100,000 per depository) of the insurance on principal provided by the Federal Deposit Insurance Corporation. Such deposits are frequently combined in larger units by an intermediate bank or other institution.

The Fund has adopted the following restrictions as additional fundamental policies of the Fund, which means that they may not be changed without the approval of a majority of the outstanding voting securities of the Fund. Under the Investment Company Act of 1940 (the "1940 Act"), a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a shareholders' meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy. These restrictions provide that the Fund may not:

 1. Borrow money or mortgage or pledge any of its assets, except that borrowings (and a pledge of assets therefor) for extraordinary or emergency purposes may be made from banks in any amount up to 5% of the total asset value.

 2. Make loans, except (a) through the purchase of debt securities in accordance with the investment objective and policies of the Portfolio, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, or (c) by the loan of its portfolio securities in accordance with the policies described above.

 3. Acquire, lease or hold real estate, including real estate limited partnerships, provided that this limitation shall not prohibit the purchase of municipal and other debt securities secured by real estate or interests therein.

 4. Buy any securities "on margin" or sell any securities "short," except that it may use such short-term credits as are necessary for the clearance of transactions.

 5. Invest in commodities and commodity contracts, puts, calls, straddles, spreads, or any combination thereof, except that it may purchase, hold and dispose of "obligations with puts attached," or interests in oil, gas, or other mineral leases or exploration or development programs.

 6. Purchase securities in private placements or in other transactions, for which there are legal or contractual restrictions on resale, except that, to the extent this restriction is applicable, the Fund may purchase, in private placements, shares of another registered investment company having the same investment objective and policies as the Fund.

 7. Act as underwriter of securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and policies as the Fund.

 8. Purchase the securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization; provided that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and policies as the Fund.

 9. Invest in any issuer for purposes of exercising control or management, except that, to the extent this restriction is applicable, all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and policies as the Fund.

10. Purchase securities from or sell to the Fund's officers and trustees, or any firm of which any officer or trustee is a member, as principal, or retain securities of any issuer if, to the knowledge of the Fund, one or more of the Fund's officers, trustees, or investment adviser own beneficially more than 1/2 of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

11. Invest more than 25% of its assets in securities of any industry, although for purposes of this limitation, U.S. government obligations are not considered to be part of any industry. This prohibition does not apply where the Fund's policies, as described in its current prospectus, state otherwise, and further does not apply to the extent that the Fund invests all of its assets in another registered investment company having the same investment objective and policies.

If a percentage restriction contained herein is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in the value of portfolio securities or the amount of net assets will not be considered a violation of any of the foregoing restrictions.

As noted in the Prospectus, Money Market's trustees have elected to value the Portfolio's assets in accordance with Rule 2a-7 under the 1940 Act. This rule also imposes various restrictions on the Portfolio which are, in some cases, more restrictive than the Portfolio's other stated fundamental policies and investment restrictions. The rule provides that any fund which holds itself out as a money market fund must follow certain portfolio provisions of the rule regarding the maturity and quality of each portfolio investment, and the diversity of such investments. The restrictions imposed by Rule 2a-7 are fundamental policies of the Portfolio and the Portfolio must comply with these provisions unless its shareholders vote to change its policy of being a money market fund.


Officers and Trustees

The Board of Trustees has the responsibility for the overall management of the Trust including general supervision and review of the Fund's investment activities. The trustees, in turn, elect the officers of the Trust who are responsible for administering the day-to-day operations of the Fund. The affiliations of the officers and trustees and their principal occupations for the past five years are listed below. Trustees who are deemed to be "interested persons" of the Fund, as defined in the 1940 Act, are indicated by an asterisk (*).

  Frank H. Abbott, III (74)   Trustee
  1045 Sansome St.
  San Francisco, CA 94111

President and Director, Abbott Corporation (an investment company); and director, trustee or managing general partner, as the case may be, of 31 of the investment companies in the Franklin Group of Funds.

  Harris J. Ashton (63)       Trustee
  General Host Corporation
  Metro Center, 1 Station Place
  Stamford, CT 06904-2045

President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers); Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods; and director, trustee or managing general partner, as the case may be, of 56 of the investment companies in the Franklin Templeton Group of Funds.

  S. Joseph Fortunato (63)    Trustee
  Park Avenue at Morris County
  P. O. Box 1945
  Morristown, NJ 07962-1945

Member of the law firm of Pitney, Hardin, Kipp & Szuch; Director of General Host Corporation; director, trustee or managing general partner, as the case may be, of 58 of the investment companies in the Franklin Templeton Group of Funds.

  David W. Garbellano (80)    Trustee
  111 New Montgomery St., #402
  San Francisco, CA 94105

Private Investor; Assistant Secretary/Treasurer and Director, Berkeley Science Corporation (a venture capital company); and director, trustee or managing general partner, as the case may be, of 30 of the investment companies in the Franklin Group of Funds.

  *Charles B. Johnson (62)    Chairman of the
  777 Mariners Island Blvd.   Board and Trustee
  San Mateo, CA 94404

President and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and General Host Corporation; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 57 of the investment companies in the Franklin Templeton Group of Funds.

  *Rupert H. Johnson, Jr. (55)President and
  777 Mariners Island Blvd.   Trustee
  San Mateo, CA 94404

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in the Franklin Templeton Group of Funds.

  Frank W. T. LaHaye (66)     Trustee
  20833 Stevens Creek Blvd.
  Suite 102
  Cupertino, CA 95014

General Partner, Peregrine Associates and Miller & LaHaye, which are General Partners of Peregrine Ventures and Peregrine Ventures II (venture capital firms); Chairman of the Board and Director, Quarterdeck Office Systems, Inc.; Director, Fischer Imaging Corporation; and director or trustee, as the case may be, of 26 of the investment companies in the Franklin Group of Funds.

  Gordon S. Macklin (67)      Trustee
  8212 Burning Tree Road
  Bethesda, MD 20817

Chairman, White River Corporation (information services); Director, Fund American Enterprises Holdings, Inc., Lockheed Martin Corporation, MCI Communications Corporation, MedImmune, Inc. (biotechnology), InfoVest Corporation (information services), and Fusion Systems Corporation (industrial technology); and director, trustee or managing general partner, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds; and formerly held the following positions: Chairman, Hambrecht and Quist Group, Director, H & Q Healthcare Investors, and President, National Association of Securities Dealers, Inc.

  Harmon E. Burns (50)        Vice President
  777 Mariners Island Blvd.
  San Mateo, CA 94404

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee of 43 of the investment companies in the Franklin Templeton Group of Funds.

  Kenneth V. Domingues (63)   Vice President -
  777 Mariners Island Blvd.   Financial Reporting
  San Mateo, CA 94404         and Accounting
                              Standards

Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., and Franklin Templeton Distributors, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or managing general partner, as the case may be, of 37 of the investment companies in the Franklin Group of Funds.

  Martin L. Flanagan (35)     Vice President
  777 Mariners Island Blvd.   and Chief
  San Mateo, CA 94404         Financial Officer

Senior Vice President, Chief Financial Officer and Treasurer, Franklin Resources, Inc.; Executive Vice President, Templeton Worldwide, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; officer of most other subsidiaries of Franklin Resources, Inc.; and officer of 61 of the investment companies in the Franklin Templeton Group of Funds.

  Deborah R. Gatzek (46)      Vice President
  777 Mariners Island Blvd.   and Secretary
  San Mateo, CA 94404

Senior Vice President - Legal, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc. and officer of 37 of the investment companies in the Franklin Group of Funds.

  Diomedes Loo-Tam (56)       Treasurer and
  777 Mariners Island Blvd.   Principal
  San Mateo, CA 94404         Accounting Officer

Employee of Franklin Advisers, Inc.; and officer of 37 of the investment companies in the Franklin Group of Funds.

  Edward V. McVey (58)        Vice President
  777 Mariners Island Blvd.
  San Mateo, CA 94404

Senior Vice President/National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 32 of the investment companies in the Franklin Group of Funds.

  Thomas J. Runkel (37)       Vice President
  777 Mariners Island Blvd.
  San Mateo, CA 94404

Employee of Franklin Advisers, Inc. and officer of four of the investment companies in the Franklin Group of Funds.

  Richard C. Stoker (58)      Vice President
  11615 Spring Ridge Rd.
  Potomac, Maryland 20854

Senior Vice President, Franklin Templeton Distributors, Inc.; Vice President, Franklin Management, Inc.; and officer of five of the funds in the Franklin Group of Funds.

  R. Martin Wiskemann (63)    Vice President
  777 Mariners Island Blvd.
  San Mateo, CA 94404

Senior Vice President, Portfolio Manager and Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Management, Inc.; Vice President, Treasurer and Director, ILA Financial Services, Inc. and Arizona Life Insurance Company of America; and officer and/or director, as the case may be, of 20 of the investment companies in the Franklin Group of Funds.

The officers and trustees of the Trust are also officers and trustees of Money Market, except as follows: Charles E. Johnson, President and Trustee of Money Market is not an officer or trustee of the Trust; Rupert H. Johnson, Jr. is President and Trustee of the Trust and Vice President and Trustee of Money Market and Richard C. Stoker and Thomas J. Runkel, Vice Presidents of the Trust are not officers or trustees of Money Market.

Charles E. Johnson (39)
777 Mariners Island Blvd.
San Mateo, CA 94404
President and Trustee of Money Market

Senior Vice President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Institutional Services Corporation; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and officer and/or director or trustee, as the case may be, of 24 of the investment companies in the Franklin Templeton Group of Funds.

Trustees not affiliated with the Fund's administrator ("nonaffiliated directors") are not now, but may be paid fees and reimbursed for expenses incurred in connection with attending meetings. As indicated above, certain of the Trust's nonaffiliated trustees also serve as directors, trustees or managing general partners of other investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds (the "Franklin Templeton Group of Funds") from which they may receive fees for their services. The following table indicates the total fees paid to nonaffiliated trustees by other funds in the Franklin Templeton Group of Funds.

                                 Total Fees Received Number of Boards in the
                                   from Franklin    Franklin Templeton Funds
Name                              Templeton Funds*   on Which Each Serves**
------------------------------     ---------------   -------------------
Frank H. Abbott, III..............      $176,870               31
Harris J. Ashton..................      $318,125               56
S. Joseph Fortunato...............      $334,265               58
David W. Garbellano...............      $153,300               30
Frank W.T. LaHaye.................      $150,817               26
Gordon S. Macklin.................      $301,885               53


*For the calendar year ended December 31, 1994.

** The number of boards is based on the number of registered investment companies in the Franklin Templeton Group of Funds and does not include the total number of series or funds within each investment company for which the directors are responsible. The Franklin Templeton Group of Funds currently includes 61 registered investment companies, consisting of more than 162 U.S.-based funds or series.

No officer or trustee received any compensation directly from the Fund. Certain officers or trustees who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of August 3, 1995, the trustees and officers, as a group, owned of record and beneficially none of the outstanding shares of the Fund. Many of the Trust's trustees own shares in various of the other funds in the Franklin Templeton Group of Funds.

Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

The Board of Trustees, with all disinterested trustees as well as the interested trustees voting in favor, has adopted written procedures designed to deal with potential conflicts of interest which may arise from the fact of having substantially the same persons serving on the Fund's Board of Trustees and The Money Market Portfolios' Board of Trustees. The Board of Trustees has determined that there are no conflicts of interest presented by this arrangement at the present time. See "Summary of Procedures to Monitor Conflicts of Interest" for a summary of these procedures.


Administration and Other Services



The administrator of the Fund is Franklin Advisers, Inc. ("Advisers"). Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly owned holding company whose shares are listed on the New York Stock Exchange ("Exchange"). Resources owns several other subsidiaries which are involved in investment management and shareholder services. Advisers and other subsidiary companies of Resources currently manage over $129 billion in assets for more than 3.9 million shareholders.

The administration agreement with Advisers, effective May 1, 1995, which provides for various administrative, statistical, and other services for the Fund. Pursuant to the administration agreement, the Fund is obligated to pay Advisers (as administrator) a monthly fee equal to an annual rate of 91/200 of 1% for the first $100 million of the Fund's average daily net assets; 33/100 of 1% of the Fund's average daily net assets over $100 million up to and including $250 million; and 7/25 of 1% of the Fund's average daily net assets in excess of $250 million. See the Statement of Operations in the financial statements included in the Annual Report to Shareholders for details of these expenses.

Pursuant to a separate management agreement with Money Market on behalf of the Portfolio, Advisers provides investment research and portfolio management services, including the selection of securities for the Portfolio to purchase, hold or sell, and the selection of brokers or dealers through whom the Portfolio's security transactions are executed. Advisers' activities are subject to the review and supervision of the Board of Trustees of Money Market to whom Advisers renders periodic reports of the investment activities of the Portfolio. Under the terms of the management agreement, Advisers furnishes the Portfolio with office space and office furnishings, facilities and equipment required for managing the business affairs of the Portfolio; maintains all internal bookkeeping, clerical, secretarial and administrative personnel and services; and provides certain telephone and other mechanical services. Advisers is covered by fidelity insurance on its officers, directors and employees for the protection of the Portfolio and the Fund. The Portfolio bears all expenses related to its operation. The Portfolio, in which the Fund invests all of its assets, is obligated to pay Advisers a monthly fee equal to an annual rate of 15/100 of 1% of the Portfolio's average net assets.

The management agreement specifies that the management fee will be reduced to the extent necessary to comply with the most stringent limits on the expenses which may be borne by the Portfolio as prescribed by any state in which the Portfolio's shares are offered for sale. The most stringent current state restriction limits a fund's allowable aggregate operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses such as litigation costs) in any fiscal year to 2.5% of the first $30 million of average net assets of the fund, 2% of the next $70 million of average net assets of the fund and 1.5% of average net assets of each fund in excess of $100 million. The Fund bears all expenses related to its operation not borne by Advisers, as discussed in the Prospectus. Expense reductions have not been necessary based on state requirements. There is no management agreement for the Fund.

As noted in the Prospectus, Advisers has agreed in advance to limit its management fees from the Portfolio and/or its administration fee from the Fund to ensure in no event will shareholders of the Fund incur higher expenses than if it invested directly in various types of money market instruments.

The management agreement for the Portfolio is in effect until February 28, 1996. Thereafter, it may continue in effect for successive annual periods, providing such continuance is specifically approved at least annually by a vote of The Money Market Portfolios' Board of Trustees or by a vote of the holders of a majority of the outstanding voting securities of the Portfolio, and in either event by a majority vote of the trustees of The Money Market Portfolios who are not parties to the management agreement or interested persons of any such party (other than as trustees of The Money Market Portfolios), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Portfolio or by Advisers on 60 days' written notice and will automatically terminate in the event of its assignment as defined in the 1940 Act.

The management fees before any advanced fee waiver for the Portfolio's fiscal years ended June 30, 1993, 1994 and 1995 were $272,196, $463,296 and $1,823,637 respectively. The management fees actually paid by the Portfolio to Advisers for the Portfolio's fiscal year ended June 30, 1993, 1994 and 1995 were $229,483, $415,665 and $1,730,028 respectively.

Other Services

Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent"), a wholly-owned subsidiary of Resources, is the shareholder servicing agent for the Fund and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account.

Bank of America NT & SA, 555 California Street, 4th Floor, San Francisco, California 94104, acts as custodian of the securities and other assets of the Portfolio and the cash and certain securities of the Fund. With respect to its other assets and securities, the Fund acts as its own custodian. Citibank Delaware, One Penn's Way, New Castle, Delaware 19720 acts as custodian in connection with transfer services through bank automated clearing houses. The custodians do not participate in decisions relating to the purchase and sale of portfolio securities.

Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, are the Fund's independent auditors. During the fiscal year ended June 30, 1995, their auditing services consisted of rendering an opinion on the financial statements of the Fund included in the Fund's Annual Report to Shareholders dated June 30, 1995.


Policies Regarding Brokers
Used on Portfolio Transactions



The Fund will not incur any brokerage or other costs in connection with its purchase or redemption of shares of the Portfolio. Under the Portfolio's management agreement with Advisers, the selection of brokers and dealers to execute transactions in the Portfolio's securities is made by Advisers in accordance with criteria set forth in the management agreement and any directions which the Board of Trustees of Money Market may give. It is not anticipated, however, that the Portfolio will incur a significant amount of brokerage expense because brokerage commissions are not normally incurred on investments in short-term debt securities, which are generally traded on a "net" basis, that is, in principal amounts without the addition or deduction of brokerage commissions or transfer taxes.

Advisers makes the investment decisions and arranges for the placement of buy and sell orders and the execution of portfolio transactions for the Portfolio. In executing portfolio transactions, Advisers seeks the most favorable prices consistent with the best execution of the orders. So long as Advisers believes it is obtaining the best execution, it will give consideration in placing portfolio transactions to broker-dealers furnishing research, statistical or factual information or wire or other services to the Portfolio or Advisers, including appraisals or valuations of portfolio securities of the Portfolio. While the information and services provided by broker-dealers are useful in varying degrees and would generally reduce the amount of research or services otherwise performed by Advisers and thus reduce its expenses, they are of indeterminable value and will not reduce the management fee payable to Advisers by the Portfolio.

Depending on Advisers' view of market conditions, the Portfolio may or may not purchase securities with the expectation of holding them to maturity, although its general policy is to hold securities to maturity. The Portfolio may, however, sell securities prior to maturity to meet redemptions or as a result of a revised management evaluation of the issuer. During the fiscal years ended June 30, 1993, 1994, and 1995 the Portfolio paid no brokerage commissions. As of June 30, 1995, the Portfolio did not own securities of its regular broker-dealers.

Purchases of portfolio securities may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Portfolio will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the ask price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above. No broker or dealer affiliated with the Fund, the Portfolio, or with Advisers may purchase securities from, or sell securities to, the Fund or the Portfolio.

Because Distributors is a member of the National Association of Securities Dealers, it is sometimes entitled to obtain certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to Advisers under the management agreement will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection therewith.

If purchases or sales of securities of the Portfolio and one or more other investment companies or clients supervised by Advisers are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Advisers, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. It is recognized that in some cases this procedure could possibly have a detrimental effect on the price or volume of the security so far as the Portfolio is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Portfolio.


Determination of Net Asset Value



As noted in the Prospectus, the net asset value per share for purposes of both the purchase and redemption of shares is determined by the Fund on each day that the Exchange is open for business. Valuation is currently made as of 3:00 p.m. Pacific time. As of the date hereof, the Fund is informed that the Exchange intends to close in observance of the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share of the Fund is calculated by adding the value of all securities and other assets in the Fund's portfolio (i.e., shares of the Portfolio), deducting the Fund's liabilities, and dividing by the number of shares outstanding.

The valuation of the portfolio securities of the Portfolio (including any securities held in the separate account maintained for when-issued securities) is based upon their amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in calculation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Portfolio computed as described above may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in the Portfolio would receive less investment income. The converse would apply in a period of rising interest rates.

The Portfolio's use of amortized cost, which facilitates the maintenance of the Portfolio's and the Fund's per share net asset value of $1.00, is permitted by a rule adopted by the Securities and Exchange Commission ("SEC"). Pursuant to this rule, the Portfolio must adhere to certain conditions. The Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, only purchase instruments having remaining maturities of 397 calendar days or less, and invest only in those United States dollar-denominated instruments that the Board of Trustees of Money Market determines present minimal credit risks and which are, as required by the federal securities laws, rated in one of the two highest rating categories as determined by nationally recognized statistical rating agencies, instruments deemed comparable in quality to such rated instruments, or instruments, the issuers of which, with respect to an outstanding issue of short-term debt that is comparable in priority and protection, have received a rating within the two highest categories of nationally recognized statistical rating agencies. As discussed in the Prospectus, securities subject to floating or variable interest rates with demand features in compliance with applicable rules of the SEC may have stated maturities in excess of one year.

The trustees of Money Market have agreed to establish procedures designed to stabilize, to the extent reasonably possible, the Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures will include review of the Portfolio's holdings by the trustees, at such intervals as they may deem appropriate, to determine whether the Portfolio's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the trustees. If such deviation exceeds 1/2 of 1%, the trustees will promptly consider what action, if any, will be initiated. In the event the trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard as necessary and appropriate, which may include the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, redemptions of shares in kind, or establishing a net asset value per share by using available market quotations.


Additional Information
Regarding Purchases and
Redemptions of Fund Shares



Effectiveness of Purchase Orders

The purchase price for shares of the Fund is the net asset value of such shares next determined after receipt and acceptance of a an exchange request in proper form. Once shares of the Fund are purchased, they begin earning income immediately, and income dividends will start being credited to the investor's account on the day following the effective date of acquisition and continue through the day all shares in the account are redeemed.

Requests received by the Fund prior to 3:00 p.m. Pacific time on any business day are normally effective on the same day. Requests received by the Fund after that time will normally be effective on the next business day.

Shareholder Accounting

All purchases of Fund shares will be credited to the shareholder in full and fractional shares of the Fund (rounded to the nearest 1/1000 of a share) in an account maintained for the shareholder by the Fund's transfer agent. Share certificates will not be issued. To open an account in the name of a corporation, a resolution of the corporation's Board of Directors will be required.

The Fund reserves the right to reject any order for the purchase of shares of the Fund and to waive minimum investment requirements. In addition, the offering of shares of the Fund may be suspended at any time and resumed at any time thereafter.

Shareholder Redemptions

All requests for redemption should be sent to the Fund, c/o Franklin/Templeton Investor Services, Inc.("Investor Services" or "Shareholder Services Agent"), 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777.

Redemptions will be made in cash at the net asset value per share next determined after receipt by the Fund of a redemption request in proper form, including all signature guarantees, and other documentation as may be required by the transfer agent. The amount received upon redemption may be more or less than the shareholder's original investment.

The Fund will make payment for all redemptions within seven days after receipt of such redemption request in proper form. The Fund reserves the right, however, to suspend redemptions or postpone the date of payment (1) for any periods during which the Exchange is closed (other than for the customary weekend and holiday closings), (2) when trading in the markets the Fund usually utilizes is restricted or an emergency exists, as determined by the SEC, so that disposal of the Fund's investments or the determination of the Fund's net asset value is not reasonably practicable, or (3) for such other periods as the SEC, by order, may permit for the protection of the Fund's shareholders.

In connection with exchanges (see "Exchange Privilege" in Prospectus), it should be noted that since the proceeds from the sale of shares of an investment company generally are not available until the fifth business day following the redemption, the funds into which the Fund shareholders are seeking to exchange reserve the right to delay issuing shares pursuant to an exchange until said fifth business day. The redemption of shares of the Fund to complete an exchange for shares of any of the investment companies will be effected at the close of business on the day the request for exchange is received in proper form at the net asset value then effective.

Use of the exchange privilege in conjunction with market timing services offered through numerous securities dealers has become increasingly popular as a means of capital management. In the event that a substantial portion of the Fund's shareholders should, within a short period, elect to redeem their shares of the Fund pursuant to the exchange privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions.

Redemptions in Kind

The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amounts, the trustees reserve the right to make payments in whole or in part in securities or other assets of the Fund from which the shareholder is redeeming in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In such circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets. Should the Fund do so, a shareholder may incur brokerage fees in converting the securities to cash.

As a condition of qualifying its securities for sale in the state of Texas, the Fund has undertaken that, consistent with its by-laws and applicable law, whenever the trustees of the Fund determine that it is advisable to make a redemption in whole or in part in securities of the Fund, such securities will be in readily marketable securities, to the extent available.

Redemptions by the Fund

Due to the relatively high cost of handling small investments, the Fund reserves the right to redeem, involuntarily, at net asset value, the shares of any shareholder whose account has a value of less than one-half of the initial minimum investment required for that shareholder, but only where the value of such account has been reduced by prior voluntary redemption of shares. Until further notice, it is the present policy of the Fund not to exercise this right with respect to any shareholder whose account has a value of $50 or more. In any event, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and allow the shareholder 30 days to make an additional investment in an amount which will increase the value of the account to at least $100.

Special Services

Investor Services may charge separate fees to shareholders, to be negotiated directly with such shareholders, for providing special services in connection with their accounts. Such fees for special services to such shareholders will not increase the expenses borne by the Fund.

Investor Services may pay certain financial institutions which maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such beneficial owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee which the Fund normally pays Investor Services. Such financial institutions may also charge a fee for their services directly to their clients.


Additional Information
Regarding Distributions and Taxes



Distributions

Distributions and distribution adjustments resulting from realized gains and losses on the sale of portfolio securities or from unrealized appreciation or depreciation in the value of portfolio securities are required by the Portfolio to maintain a stable net asset value of $1.00 and may result in under or over distributions of investment company taxable income by the Portfolio to the Fund.

The Fund's daily dividend is derived from the income dividends paid by the Portfolio. The Portfolio may also derive capital gains and losses in connection with sales or other dispositions of its portfolio securities, which are then taken into account in determining distributions to the Fund, which may then be distributed to Fund shareholders. Because the Portfolio, however, under normal circumstances is composed of short-term securities, it does not expect to realize any long-term capital gains or losses. Any net short-term or long-term capital gains which are realized by the Portfolio (adjusted for any daily amounts of unrealized appreciation or depreciation reported above and taking into account any capital loss carryovers) will generally be distributed once each year and may be distributed more frequently if necessary in order to avoid federal excise taxes. Any distributions of capital gain to the Fund will be reinvested in the form of additional shares of the Fund at net asset value, unless the shareholder has previously elected on the Shareholder Application or filed written instructions with the Fund's transfer agent to have them paid in cash.

As noted in the Prospectus, the Fund declares dividends for each day that the Fund's net asset value is calculated equal to all of its daily income dividends from the Portfolio, payable to shareholders of record as of the close of business the preceding day.

Shareholders who so request may have their dividends paid out monthly in cash. The shares reinvested and credited to their account during the month will be redeemed as of the close of business on the last bank business day of the month and the proceeds will be paid to them in cash. If a shareholder withdrew the entire amount in the shareholder's account at any time during the month, all dividends accrued with respect to such account during the month to the time of withdrawal would be paid in the same manner and at the same time as the proceeds of withdrawal. Each Fund shareholder will receive a monthly summary of the shareholder's account, including information as to dividends reinvested or paid.

The Board of Trustees reserves the right to revise the above dividend policy or postpone the payment of dividends, if warranted in its judgment, due to unusual circumstances, such as a large expense, loss or unexpected fluctuation in net assets.

Dividend checks which are returned to the Fund marked "unable to forward" by the postal service will be deemed to be a request to change the dividend option and the proceeds will be reinvested in additional shares until new instructions are received.

The Fund may deduct from a shareholder's account the costs of its efforts to locate a shareholder if the shareholder's mail is returned as undeliverable or the Fund is otherwise unable to locate the shareholder or verify the current mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Taxation

As stated in the Prospectus, the Fund and the Portfolio intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, (the "Code"), as amended. The trustees reserve the right not to maintain the qualification of the Fund as a regulated investment company if they determine such course of action to be beneficial to the shareholders. In such case, the Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains derived from the Portfolio, and distributions to shareholders will be ordinary dividend income to the extent of the Fund's available earnings and profits.

The Code requires all funds to distribute at least 98% of their taxable ordinary income earned during the calendar year and at least 98% of their capital gain net income earned during the twelve-month period ending October 31 of each year (in addition to amounts from the prior year that were neither distributed nor taxed to the Fund) to shareholders by December 31 of each year in order to avoid the imposition of a federal excise tax. Under these rules, certain distributions which are declared in December but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Fund and received by the shareholder on December 31 of the calendar year in which they are declared. The Fund intends as a matter of policy to declare and pay these dividends in December to avoid the imposition of this tax, but does not guarantee that its distributions will be sufficient to avoid any or all federal excise taxes.

Distributions to Fund shareholders, which are derived from the Portfolio from the excess of net long-term capital gain over net short-term capital loss, are treated as long-term capital gain regardless of the length of time the shareholder has owned Fund shares and regardless of whether such distributions are received in cash or in additional shares.

Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the fund from direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the fund. Investments in GNMA/FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. At the end of each calendar year, the Fund will provide shareholders with the percentage of any dividends paid which may qualify for such tax-free treatment. Shareholders should then consult with their own tax advisors with respect to the application of their state and local laws to these distributions.

Since the Fund's income is derived from income dividends of the Portfolio, rather than qualifying dividend income derived from certain domestic corporations, no portion of the Fund's distributions will generally be eligible for the corporate dividends-received deduction. None of the distributions paid by the Fund for the fiscal year ended June 30, 1995, qualified for this deduction and it is not anticipated that any of the current year's dividend will so qualify.

Redemptions and exchanges of Fund shares are taxable events on which a shareholder may realize a capital gain or loss. Any loss incurred on the sale or exchange of the Fund's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.


The Fund's Underwriter



Pursuant to an underwriting agreement in effect until April 30, 1997, Distributors acts as principal underwriter in a continuous public offering for shares of the Fund. The underwriting agreement will continue in effect for successive annual periods provided that its continuance is specifically approved at least annually by a vote of the Trust's Board of Trustees or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Fund's trustees who are not parties to the underwriting agreement or interested persons of any such party (other than as trustees of the Fund), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distribution Plan

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act whereby the Fund pays up to a maximum of 0.65% per annum of its average daily net assets for expenses incurred in the promotion and distribution of its shares.

Pursuant to the Plan, the Fund pays to Distributors annual distribution fees, payable quarterly, of 0.50% of the Fund's average daily net assets. Such fees may be used in order to compensate Distributors or others for providing distribution and related services and bearing certain expenses of the Fund. All expenses of distribution and marketing over that amount will be borne by Distributors, or others who have incurred them, without reimbursement by the Fund. In addition to this amount, under the Class II Plan, the Fund shall pay 0.15% per annum, payable quarterly, of the Fund's average daily net assets as a servicing fee. This fee will be used to pay dealers or others for, among other things, assisting in establishing and maintaining customer accounts and records; assisting with purchase and redemption requests; receiving and answering correspondence; monitoring dividend payments from the Fund on behalf of customers, and similar activities related to furnishing personal services and maintaining shareholder accounts. Distributors may pay the securities dealer, from its own resources, a commission of up to 1% of the amount invested at the time of investment.

In addition to the payments to which Distributors or others are entitled under the Plan, the Plan also provides that to the extent the Fund, Advisers or Distributors or other parties on behalf of the Fund, Advisers or Distributors, make payments that are deemed to be payments for the financing of any activity primarily intended to result in the sale of shares of the Fund within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the Plan.

In no event shall the aggregate asset-based sales charges which include payments made under the Plan, plus any other payments deemed to be made pursuant to the Plan, exceed the amount permitted to be paid pursuant to the Rules of Fair Practice of the National Association of Securities Dealers, Inc., Article III,
Section 26(d)4.

The terms and provisions of the Plan relating to required reports, term, and approval are consistent with Rule 12b-1. The Plan does not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in subsequent years.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the Plan as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. Such banking institutions, however, are permitted to receive fees under the Plan for administrative servicing or for agency transactions. If a bank were prohibited from providing such services, its customers who are shareholders would be permitted to remain shareholders of the Fund, and alternate means for continuing the servicing of such shareholders would be sought. In such an event, changes in the services provided might occur and such shareholders might no longer be able to avail themselves of any automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these changes. Securities laws of states in which the Fund's shares are offered for sale may differ from the interpretations of federal law expressed herein, and banks and financial institutions selling shares of the Fund may be required to register as dealers pursuant to state law.

The Plan has been approved in accordance with the provisions of the Rule 12b-1 plan. The Plan is effective for an initial period through April 30, 1996 and is renewable annually by a vote of the Fund's Board of Trustees, including a majority vote of the trustees who are non-interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such trustees be done by the non-interested trustees. The Plan and any related agreement may be terminated at any time, without any penalty, by vote of a majority of the non-interested trustees on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the Administration agreement with the Advisers or by vote of a majority of the Fund's outstanding shares. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The Plan and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the Fund's outstanding shares, and all material amendments to the Plan or any related agreements shall be approved by a vote of the non-interested trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board of Trustees at least quarterly on the amounts and purpose of any payment made under the Plan and any related agreements, as well as to furnish the Board of Trustees with such other information as may reasonably be requested in order to enable the Board of Trustees to make an informed determination of whether the Plan should be continued. No Rule 12b-1 fees were paid to Distributors or others for the period ended June 30, 1995.


General Information



Performance

As noted in the Prospectus, the Fund may, from time to time, quote various performance figures to illustrate the Fund's past performance.

Current Yield

Current yield reflects the interest income per share earned by the Fund's portfolio investments.

Current yield is computed by determining the net change, excluding capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then annualizing the result by multiplying the base period return by (365/7).

The yield for the Fund for the seven-day period ended on June 30, 1995 was 4.32%.

Effective Yield

Effective yield is computed in the same manner except that the annualization of the return for the seven-day period reflects the results of compounding by adding one to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result.

Effective yield for the Fund for the seven-day period ended June 30, 1995 was 4.42%.

Effective yield is obtained by using the SEC formula:

                                           365/7
Effective Yield = [(Base Period Return + 1)     ]-1

Comparisons

To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements and other materials regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. Such comparisons may include, but are not limited to, the following examples:

a) IBC/Donoghue's Money Fund Report(R) - Industry averages for seven-day annualized and compounded yields of taxable, tax-free, and government money funds.

b) Bank Rate Monitor - A weekly publication which reports various bank investments such as CD rates, average savings account rates and average loan rates.

c) Lipper - Mutual Fund Performance Analysis, Lipper - Fixed Income Fund Performance Analysis, and Lipper - Mutual Fund Yield Survey - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

d) Salomon Brothers Bond Market Roundup - A weekly publication which reviews yield spread changes in the major sectors of the money, government agency, futures, options, mortgage, corporate, Yankee, Eurodollar, municipal, and preferred stock markets and summarizes changes in banking statistics and reserve aggregates.

e) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services, in major expenditure groups.

f) Stocks, Bonds, Bills, and Inflation published by Ibbotson Associates - a historical measure of yield, price, and total return for common and small company stock, long term government bonds, Treasury bills, and inflation.

g) Financial publications: The Wall Street Journal and Business Week, Changing Times, Financial World, Forbes, Fortune, and Money Magazines - provide performance statistics over specified time periods.

Advertisements or information may also compare the Fund's performance to the return on certificates of deposit or other investments. Investors should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a certificate of deposit issued by a bank. For example, as the general level of interest rates rise, the value of the Fund's fixed-income investments, as well as the value of its shares which are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. Certificates of deposit are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, that the indices and averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

The Fund may include in its advertising or sales material information relating to the investment objective and performance results of funds belonging to the Templeton Group of Funds. Resources is the parent company of the advisers and underwriter of both the Franklin Group of Funds(R) and Templeton Group of Funds.

Other Features and Benefits

The Fund may help investors achieve various investment goals, such as accumulating money for retirement, saving for a down payment on a home, college cost and/or other long-term goals. The Franklin College Costs Planner may assist an investor in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads an investor through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that such goals will be met.

Reports to Shareholders

As noted in the prospectus, the Fund sends annual and semi-annual reports to its shareholders regarding the Fund's performance and its portfolio holdings. Shareholders who would like to receive a quarterly report on portfolio holdings of the Portfolio may phone our Fund Information Department, at the number set forth in the prospectus under "How to Get Information Regarding an Investment in the Fund."

Miscellaneous Information

The Fund is a member of the Franklin Templeton Group, one of the largest mutual fund organizations in the United States and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 47 years and now services more than 2.4 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Together, the Franklin Templeton Group has over $129 billion in assets under management for more than 3.9 million shareholder accounts and offers over 115 U.S.-based mutual funds. The Fund may identify itself by its NASDAQ symbol or CUSIP number.

The Dalbar Surveys, Inc. broker/dealer survey has ranked Franklin number one in service quality for five of the past seven years.

From time to time, the number of shares of each Fund held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Trust, as of August 3, 1995, the principal shareholders of the Fund, beneficial or of record, their addresses and the amount of their share ownership were as follows:

                                                                        Number
                                                   of Shares          Percentage
       Franklin Resources, Inc.................   101,081.410           40.72%
       777 Mariners Island Blvd.
       San Mateo, CA 94404

       Donald W. Tuttle &......................   18,078.090             7.28%
       Edward Doyle Tuttle Trustees
       Quality Model & Pattern Company
       Profit Sharing Retirement Plan and Trust
       2663 Elmridge NW
       Grand Rapids, MI 49504

       Franklin Templeton Trust................    19,145.96             7.71%
       Company Custodian For
       North Star Borough School District
       A/C Mary S. Delany
       1100 O'Connor Rd
       Fairbanks, AK 99701-1539

       Daniel M. Kamieniecki & ................   30,016.950            12.09%
       Kathleen A. Shaver Joint Tenants
       1227 Cheatham Ct.
       Warrensburg, Mo 64093

       WFS Custodian...........................   49,461.430            19.92%
       FBO Bill D. Adams IRA R/O
       2924 W. New Hope Rd
       Rogers, AR 72756-1358



Access persons of the Franklin Templeton Group, as defined in SEC Rule 17(j) under the 1940 Act, who are employees of Resources or its subsidiaries, are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (1) the trade must receive advance clearance from a compliance officer and must be completed within 24 hours after this clearance; (2) copies of all brokerage confirmations must be sent to the compliance officer and within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; (3) in addition to items (1) and (2), access persons involved in preparing and making investment decisions must file annual reports of their securities holdings each January and also inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

Ownership and Authority Disputes

In the event of disputes involving multiple claims of ownership or authority to control a shareholder's account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, prior to executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the Internal Revenue Service in response to a Notice of Levy.


Summary of Procedures to Monitor
Conflicts of Interest



The Board of Trustees of The Money Market Portfolios, on behalf of its series ("master funds"), and the Board of Trustees of the Fund ("feeder fund"), (both of which, except in the case of one trustee, are composed of the same individuals) recognize that there is the potential for certain conflicts of interest to arise between the master fund and the feeder fund in this format. Such potential conflicts of interest could include, among others: the creation of additional feeder funds with different fee structures; the creation of additional feeder funds which could have controlling voting interests in any pass-through voting which could affect investment and other policies; a proposal to increase fees at the master fund level; and any consideration of changes in fundamental policies at the master fund level which may or may not be acceptable to a particular feeder fund.

In recognition of the potential for conflicts of interest to develop, the Board of Trustees of the Trust and The Money Market Portfolio have adopted certain procedures, pursuant to which i) management of the master fund and the feeder fund will, on a yearly basis, report to each board, including the independent members of each board, on the operation of the master/feeder fund structure; ii) the independent trustees will have ongoing responsibility for reviewing all proposals at the master fund level to determine whether any proposal presents a potential for a conflict of interest and to the extent any other potential conflicts arise prior to the normal annual review, they will act promptly to review the potential conflict; iii) if the independent trustees determine that a situation or proposal presents a potential conflict, they will request a written analysis from the master fund management describing whether such apparent potential conflict of interest will impede the operation of the constituent feeder fund and the interests of the feeder fund's shareholders; and iv) upon receipt of the analysis, such trustees shall review the analysis and present their conclusion to the full boards.

If no actual conflict is deemed to exist, the independent trustees will recommend that no further action be taken. If the analysis is inconclusive, they may submit the matter to and be guided by the opinion of an independent legal counsel issued in a written opinion. If a conflict is deemed to exist, they may recommend one or more of the following courses of action: i) suggest a course of action designed to eliminate the potential conflict of interest; ii) if appropriate, request that the full boards submit the potential conflict to shareholders for resolution; iii) recommend to the full boards that the affected feeder fund no longer invest in its designated master fund and propose either a search for a new master fund in which to invest the feeder fund's assets or the hiring of an investment manager to manage the feeder fund's assets in accordance with its objective and policies; iv) recommend to the full boards that a new group of trustees be recommended to the shareholders of the Trust and The Money Market Portfolios for approval; or v) recommend such other action as may be considered appropriate.


Financial Statements



The financial statements contained in the Annual Report to Shareholders of the Fund dated June 30, 1995, including the auditor's report, are incorporated herein by reference.


Appendix



A-1, A-2 and Prime-1, Prime-2 Commercial Paper Ratings:

Commercial paper rated by Standard & Poor's Corporation, a nationally recognized statistical rating organizations ("NRSRO"), has the following characteristics:
Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investor Services, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations, which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or Prime-2.

Description of Moody's
corporate and municipal bond ratings

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category. The modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of S&P corporate
and municipal bond ratings

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, they differ from AAA issues only in small degree.

A - Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior, but also to some extent, economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

Note: The S&P ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Municipal Notes

Moody's

Moody's ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

MIG-1 - Notes are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2 - Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.

S&P

Until June 29, 1984, S&P used the same rating symbols for notes and bonds. After June 29, 1984, for new municipal note issues due in three years or less the ratings below usually will be assigned. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1 - Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 - Issues carrying this designation have a satisfactory capacity to pay principal and interest.